                                                                   EXHIBIT 25.3
********************************************************************************
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

               STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE
           ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

     CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2) ________                                    [Not applicable.]

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

                                 Not applicable
                 (Jurisdiction of incorporation or organization
                          if not a U.S. national bank)

                                   74-0800980
                      (I.R.S. Employer Identification No.)

                 712 Main Street, Houston, Texas           77002
             (Address of principal executive offices)   (Zip code)

                  Carol Kirkland, 712 Main Street, 26th Floor,
                     Houston, Texas  77002, (713) 546-2449
           (Name, address and telephone number of agent for service)

                       Service Corporation International
              (Exact name of obligor as specified in its charter)

                      Texas                       74-1488375
      (State or other jurisdiction of          (I.R.S. Employer
       incorporation or organization)         Identification No.)

     1929 Allen Parkway, Houston, Texas              77219
  (Address of principal executive offices)         (Zip Code)

                         Subordinated Debt Securities
                      (Title of the indenture securities)


********************************************************************************

ITEM 1.   GENERAL INFORMATION.

     Furnish the following information as to the trustee--

     (a) Name and address of each examining or supervising authority to which it is subject.

          Comptroller of the Currency, Washington, D. C.

          Federal Deposit Insurance Corporation,
          Washington, D. C.

          The Board of Governors of the Federal Reserve System,
          Washington, D. C.

     (b)  Whether it is authorized to exercise corporate trust powers.

          The trustee is authorized to exercise corporate trust powers.

ITEM 2.   AFFILIATIONS WITH THE OBLIGOR.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

                              As of July 11, 1995

                          No such affiliation exists.

ITEM 3.   VOTING SECURITIES OF THE TRUSTEE.

     Furnish the following information as to each class of voting securities of the trustee.

                                Not applicable.

ITEM 4.   TRUSTEESHIPS UNDER OTHER INDENTURES.

     If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, furnish the following information:

     (a)  Title of the securities outstanding under each such other indenture.

                                Not applicable.

     (b) A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of Section 310(b)(1) of the Act arises as a result of the trusteeship under any such other indenture, including a statement as to how the indenture securities will rank as compared with the securities issued under such other indenture.

                                Not applicable.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH OBLIGOR OR UNDERWRITERS.

     If the trustee or any of the directors or executive officers of the trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state the nature of each such connection.

                                Not applicable.

ITEM 6.   VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS
          OFFICIALS.

     Furnish the following information as to the voting securities of the trustee owned beneficially by the obligor and each director, partner and executive officer of the obligor.

                                Not applicable.

ITEM 7.   VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
          OFFICIALS.

     Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligor and each director, partner, and executive officer of each such underwriter.

                                Not applicable.

ITEM 8.   SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

     Furnish the following information as to securities of the obligor owned beneficially or held as collateral security for obligations in default by the trustee.

                                Not applicable.

ITEM 9.   SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

     If the trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter any of which are so owned or held by the trustee.

                                Not applicable.

ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

     If the trustee owns beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee (1) owns 10% or more of the voting securities of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person.

                                Not applicable.

ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

     If the trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50% or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person any of which are so owned or held by the trustee.

                                Not applicable.

ITEM 12.  INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

     Except as noted in the instructions to the Form T-1, if the obligor is indebted to the trustee, furnish the following information: nature of indebtedness, amount outstanding and date due.

                                Not applicable.

ITEM 13.  DEFAULTS BY THE OBLIGOR.

     (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

                              As of July 11, 1995

                     No such default exists or has existed.

     (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

                              As of July 11, 1995

                     No such default exists or has existed.

ITEM 14.  AFFILIATIONS WITH THE UNDERWRITERS.

     If any underwriter is an affiliate of the trustee, describe each such affiliation.

                                Not applicable.

ITEM 15.  FOREIGN TRUSTEE.

     Identify the order or rule pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

                                Not applicable.

ITEM 16.  LIST OF EXHIBITS.

     List below all exhibits filed as part of this statement of eligibility.

          /*/ 1. A copy of the articles of association of the trustee as now in effect.

          /**/ 2. A copy of the certificate of authority of the trustee to commence business.

          /**/   3.  A copy of the certificate of authorization of
          the trustee to exercise corporate trust powers issued by the Board of Governors of the Federal Reserve System under date of January 21, 1948.

          /***/  4.  A copy of the existing bylaws of the trustee.

                 5. A copy of each indenture referred to in Item 4, if the obligor is in default. Not Applicable.

                 6. The consent of the United States institutional trustees required by Section 321(b) of the Act.

                 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                 8. A copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act. Not applicable.

                 9. Foreign trustees are required to file a consent to service of process on Form F-X. Not applicable.

- -----------------------------

  /  */   Incorporated by reference to Exhibit bearing the same Exhibit number submitted with the Form T-1 of Texas Commerce Bank National Association with respect to File No. 33-51417.

 / **/ Incorporated by reference to Exhibit bearing the same Exhibit number submitted with the Form T-1 of Texas National Bank of Commerce of Houston with respect to File No. 2-24599.

/***/ Incorporated by reference to Exhibit bearing the same Exhibit number submitted with the Form T-1 of Texas Commerce Bank National Association with respect to File No. 33-53077.



                  [Remainder of Page Intentionally Left Blank]

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Texas Commerce Bank National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Houston, and State of Texas, on the 11th day of July, 1995.

                                TEXAS COMMERCE BANK NATIONAL ASSOCIATION
                                               (Trustee)


                                      /s/ Wayne Mentz
                                 By:______________________________________
                                      Wayne Mentz
                                      Assistant Vice President
                                      and Trust Officer

                                                                       Exhibit 6



Securities & Exchange Commission
Washington, D.C.  20549

Gentlemen:

    The undersigned is trustee under an Indenture dated as of September 1, 1991, as supplemented from time to time by supplemental indentures thereto, between Service Corporation International and Texas Commerce Bank National Association, as Trustee, entered into in connection with the issuance of its Subordinated Debt Securities.

    In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned hereby consents that reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities & Exchange Commission upon its request therefor.

                                      Very truly yours,

                                      TEXAS COMMERCE BANK
                                       NATIONAL ASSOCIATION


                                           /s/ Wayne Mentz
                                      By:______________________________________
                                            Wayne Mentz
                                            Assistant Vice President
                                            and Trust Officer

Legal Title of Bank:  Texas Commerce Bank National Association          Call Date:  12/31/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                           Page RI-1
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Consolidated Report of Income
for the period January 1, 1994-December 31, 1994

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI--Income Statement
                                                                                                            __________
                                                                                                           |  I480  | (-
                                                                                               ____________ ________
                                                                   Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
_______________________________________________________________________________________________ ____________________
1. Interest income:                                                                            | ////////////////// |
   a. Interest and fee income on loans:                                                        | ////////////////// |
      (1) In domestic offices:                                                                 | ////////////////// |
          (a) Loans secured by real estate ................................................... | 4011       179,130 | 1.a.(1)(a)
          (b) Loans to depository institutions ............................................... | 4019         3,047 | 1.a.(1)(b)
          (c) Loans to finance agricultural production and other loans to farmers ............ | 4024         6,031 | 1.a.(1)(c)
          (d) Commercial and industrial loans ................................................ | 4012       272,077 | 1.a.(1)(d)
          (e) Acceptances of other banks ..................................................... | 4026             0 | 1.a.(1)(e)
          (f) Loans to individuals for household, family, and other personal expenditures:     | ////////////////// |
              (1) Credit cards and related plans ............................................. | 4054        13,653 | 1.a.(1)(f)(1)
              (2) Other ...................................................................... | 4055        97,354 | 1.a.(1)(f)(2)
          (g) Loans to foreign governments and official institutions ......................... | 4056        14,876 | 1.a.(1)(g)
          (h) Obligations (other than securities and leases) of states and political           | ////////////////// |
              subdivisions in the U.S.:                                                        | ////////////////// |
              (1) Taxable obligations ........................................................ | 4503           160 | 1.a.(1)(h)(1)
              (2) Tax-exempt obligations ..................................................... | 4504         3,016 | 1.a.(1)(h)(2)
          (i) All other loans in domestic offices ............................................ | 4058        84,952 | 1.a.(1)(i)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs ...................... | 4059        11,433 | 1.a.(2)
   b. Income from lease financing receivables:                                                 | ////////////////// |
      (1) Taxable leases ..................................................................... | 4505        15,246 | 1.b.(1)
      (2) Tax-exempt leases .................................................................. | 4307             0 | 1.b.(2)
   c. Interest income on balances due from depository institutions:(1)                         | ////////////////// |
      (1) In domestic offices ................................................................ | 4105           217 | 1.c.(1)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs ...................... | 4106             0 | 1.c.(2)
   d. Interest and dividend income on securities:                                              | ////////////////// |
      (1) U.S. Treasury securities and U.S. Government agency and corporation obligations .... | 4027       180,849 | 1.d.(1)
      (2) Securities issued by states and political subdivisions in the U.S.:                  | ////////////////// |
          (a) Taxable securities ............................................................. | 4506            39 | 1.d.(2)(a)
          (b) Tax-exempt securities .......................................................... | 4507           111 | 1.d.(2)(b)
      (3) Other domestic debt securities ..................................................... | 3657        18,127 | 1.d.(3)
      (4) Foreign debt securities ............................................................ | 3658            80 | 1.d.(4)
      (5) Equity securities (including investments in mutual funds) .......................... | 3659         2,872 | 1.d.(5)
   e. Interest income from assets held in trading accounts ................................... | 4069         1,026 | 1.e.
                                                                                               ______________________
____________
(1) Includes interest income on time certificates of deposit not held in trading accounts.

                                       3

Legal Title of Bank:  Texas Commerce Bank National Association             Call Date:  12/31/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                              Page RI-2
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RI--Continued
                                                                                   ________________
                                                 Dollar Amounts in Thousands       | Year-to-date |
___________________________________________________________________________________ ______________
 1. Interest income (continued)                                              | RIAD  Bil Mil Thou |
    f. Interest income on federal funds sold and securities purchased        | ////////////////// |
       under agreements to resell in domestic offices of the bank and of     | ////////////////// |
       its Edge and Agreement subsidiaries, and in IBFs .................... | 4020       154,642 |  1.f.
    g. Total interest income (sum of items 1.a through 1.f) ................ | 4107     1,058,938 |  1.g.
 2. Interest expense:                                                        | ////////////////// |
    a. Interest on deposits:                                                 | ////////////////// |
       (1) Interest on deposits in domestic offices:                         | ////////////////// |
           (a) Transaction accounts (NOW accounts, ATS accounts, and         | ////////////////// |
               telephone and preauthorized transfer accounts) .............. | 4508        28,857 |  2.a.(1)(a)
           (b) Nontransaction accounts:                                      | ////////////////// |
               (1) Money market deposit accounts (MMDAs) ................... | 4509        26,541 |  2.a.(1)(b)(1)
               (2) Other savings deposits .................................. | 4511        80,561 |  2.a.(1)(b)(2)
               (3) Time certificates of deposit of $100,000 or more ........ | 4174        25,707 |  2.a.(1)(b)(3)
               (4) All other time deposits ................................. | 4512       100,506 |  2.a.(1)(b)(4)
       (2) Interest on deposits in foreign offices, Edge and Agreement       | ////////////////// |
           subsidiaries, and IBFs .......................................... | 4172        14,716 |  2.a.(2)
    b. Expense of federal funds purchased and securities sold under          | ////////////////// |
       agreements to repurchase in domestic offices of the bank and of       | ////////////////// |
       its Edge and Agreement subsidiaries, and in IBFs .................... | 4180        27,840 |  2.b.
    c. Interest on demand notes issued to the U.S. Treasury and on           | ////////////////// |
       other borrowed money ................................................ | 4185        25,867 |  2.c.
    d. Interest on mortgage indebtedness and obligations under               | ////////////////// |
       capitalized leases .................................................. | 4072         1,813 |  2.d.
    e. Interest on subordinated notes and debentures ....................... | 4200        27,240 |  2.e.
    f. Total interest expense (sum of items 2.a through 2.e) ............... | 4073       359,648 |  2.f.
                                                                                                   ___________________________
 3. Net interest income (item 1.g minus 2.f) ............................... | ////////////////// | RIAD 4074 |      699,290 |  3.
                                                                                                   ___________________________
 4. Provisions:                                                              | ////////////////// |
                                                                                                   ___________________________
    a. Provision for loan and lease losses ................................. | ////////////////// | RIAD 4230 |      (26,255)|  4.a.
    b. Provision for allocated transfer risk ............................... | ////////////////// | RIAD 4243 |       (2,290)|  4.b.
                                                                                                   ___________________________
 5. Noninterest income:                                                      | ////////////////// |
    a. Income from fiduciary activities .................................... | 4070       121,633 |  5.a.
    b. Service charges on deposit accounts in domestic offices ............. | 4080       146,399 |  5.b.
    c. Trading gains (losses) and fees from foreign exchange transactions .. | 4075        13,524 |  5.c.
    d. Other foreign transaction gains (losses) ............................ | 4076           255 |  5.d.
    e. Gains (losses) and fees from assets held in trading accounts ........ | 4077        13,912 |  5.e.
    f. Other noninterest income:                                             | ////////////////// |
       (1) Other fee income ................................................ | 5407        81,396 |  5.f.(1)
       (2) All other noninterest income* ................................... | 5408        46,538 |  5.f.(2)
                                                                                                   ___________________________
    g. Total noninterest income (sum of items 5.a through 5.f) ............. | ////////////////// | RIAD 4079 |      423,657 |  5.g.
 6. a. Realized gains (losses) on held-to-maturity securities .............. | ////////////////// | RIAD 3521 |           43 |  6.a.
    b. Realized gains (losses) on available-for-sale securities ............ | ////////////////// | RIAD 3196 |       (2,129)|  6.b.
                                                                                                   ___________________________
 7. Noninterest expense:                                                     | ////////////////// |
    a. Salaries and employee benefits ...................................... | 4135       397,770 |  7.a.
    b. Expenses of premises and fixed assets (net of rental income)          | ////////////////// |
       (excluding salaries and employee benefits and mortgage interest) .... | 4217       117,671 |  7.b.
    c. Other noninterest expense* .......................................... | 4092       328,970 |  7.c.
                                                                                                   ___________________________
    d. Total noninterest expense (sum of items 7.a through 7.c) ............ | ////////////////// | RIAD 4093 |      844,411 |  7.d.
                                                                                                   ___________________________
 8. Income (loss) before income taxes and extraordinary items and other      | ////////////////// |
                                                                                                   ___________________________
    adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)| ////////////////// | RIAD 4301 |      304,995 |  8.
 9. Applicable income taxes (on item 8) .................................... | ////////////////// | RIAD 4302 |      114,716 |  9.
                                                                                                   ___________________________
10. Income (loss) before extraordinary items and other adjustments           | ////////////////// |
                                                                                                   ___________________________
    (item 8 minus 9) ....................................................... | ////////////////// | RIAD 4300 |      190,279 | 10.
                                                                             _________________________________________________
____________
*Describe on Schedule RI-E--Explanations.

                                       4

Legal Title of Bank:  Texas Commerce Bank National Association          Call Date:  12/31/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                           Page RI-3
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RI--Continued
                                                                                 ________________
                                                                                 | Year-to-date |
                                                                           ______ ______________
                                               Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
___________________________________________________________________________ ____________________
11. Extraordinary items and other adjustments:                             | ////////////////// |
    a. Extraordinary items and other adjustments, gross of income taxes* . | 4310             0 | 11.a.
    b. Applicable income taxes (on item 11.a)* ........................... | 4315             0 | 11.b.
    c. Extraordinary items and other adjustments, net of income taxes      | ////////////////// |
                                                                                                 ___________________________
       (item 11.a minus 11.b) ............................................ | ////////////////// | RIAD 4320 |            0 | 11.c.
12. Net income (loss) (sum of items 10 and 11.c) ......................... | ////////////////// | RIAD 4340 |      190,279 | 12.
                                                                           _________________________________________________

                                                                                                            ________________
Memoranda                                                                                                   | Year-to-date |
                                                                                                      ______ ______________
                                                                          Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
______________________________________________________________________________________________________ ____________________
 1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after        | ////////////////// |
    August 7, 1986, that is not deductible for federal income tax purposes .......................... | 4513           600 | M.1.
 2. Fee income from the sale and servicing of mutual funds and annuities in domestic offices          | ////////////////// |
    (included in Schedule RI, item 5.g) ............................................................. | 8431        10,288 | M.2.
 3. Estimated foreign tax credit included in applicable income taxes, items 9 and 11.b above ........ | 4309             0 | M.3.
 4. To be completed only by banks with $1 billion or more in total assets:                            | ////////////////// |
    Taxable equivalent adjustment to "Income (loss) before income taxes and extraordinary             | ////////////////// |
    items and other adjustments" (item 8 above) ..................................................... | 1244             0 | M.4.
 5. Number of full-time equivalent employees on payroll at end of current period (round to            | ////        Number |
    nearest whole number) ........................................................................... | 4150         9,201 | M.5.
                                                                                                      ______________________

Schedule RI-A--Changes in Equity Capital

Indicate decreases and losses in parentheses.                                                                     __________
                                                                                                                  |  I483  | (-
                                                                                                      ____________ ________
                                                                          Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
______________________________________________________________________________________________________ ____________________
 1. Total equity capital originally reported in the December 31, 1993, Reports of Condition           | ////////////////// |
    and Income ...................................................................................... | 3215     1,694,783 |  1.
 2. Equity capital adjustments from amended Reports of Income, net* ................................. | 3216             0 |  2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2) ............................ | 3217     1,694,783 |  3.
 4. Net income (loss) (must equal Schedule RI, item 12) ............................................. | 4340       190,279 |  4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net .............................. | 4346             0 |  5.
 6. Changes incident to business combinations, net .................................................. | 4356       199,201 |  6.
 7. LESS: Cash dividends declared on preferred stock ................................................ | 4470             0 |  7.
 8. LESS: Cash dividends declared on common stock ................................................... | 4460       380,000 |  8.
 9. Cumulative effect of changes in accounting principles from prior years* (see instructions         | ////////////////// |
    for this schedule) .............................................................................. | 4411             0 |  9.
10. Corrections of material accounting errors from prior years* (see instructions for this schedule)  | 4412             0 | 10.
11. Change in net unrealized holding gains (losses) on available-for-sale securities ................ | 8433       (54,563)| 11.
12. Foreign currency translation adjustments ........................................................ | 4414             0 | 12.
13. Other transactions with parent holding company* (not included in items 5, 7, or 8 above) ........ | 4415         4,772 | 13.
14. Total equity capital end of current period (sum of items 3 through 13) (must equal Schedule RC,   | ////////////////// |
    item 28) ........................................................................................ | 3210     1,654,472 | 14.
                                                                                                      ______________________
____________
*Describe on Schedule RI-E--Explanations.

                                       5

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:  12/31/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RI-4
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RI-B--Charge-offs and Recoveries and Changes
               in Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                                                               __________
                                                                                                               |  I486  | (-
                                                                              _________________________________ ________
                                                                              |      (Column A)    |     (Column B)     |
                                                                              |     Charge-offs    |     Recoveries     |
                                                                               ____________________ ____________________
                                                                              |         calendar year-to-date           |
                                                                               _________________________________________
                                                  Dollar Amounts in Thousands | RIAD  Bil Mil Thou | RIAD  Bil Mil Thou |
______________________________________________________________________________ ____________________ ____________________
1. Loans secured by real estate:                                              | ////////////////// | ////////////////// |
   a. To U.S. addressees (domicile) ......................................... | 4651         3,605 | 4661         8,804 | 1.a.
   b. To non-U.S. addressees (domicile) ..................................... | 4652             0 | 4662             0 | 1.b.
2. Loans to depository institutions and acceptances of other banks:           | ////////////////// | ////////////////// |
   a. To U.S. banks and other U.S. depository institutions .................. | 4653             0 | 4663             0 | 2.a.
   b. To foreign banks ...................................................... | 4654             0 | 4664             0 | 2.b.
3. Loans to finance agricultural production and other loans to farmers ...... | 4655             0 | 4665             0 | 3.
4. Commercial and industrial loans:                                           | ////////////////// | ////////////////// |
   a. To U.S. addressees (domicile) ......................................... | 4645         6,619 | 4617        12,023 | 4.a.
   b. To non-U.S. addressees (domicile) ..................................... | 4646             0 | 4618             0 | 4.b.
5. Loans to individuals for household, family, and other personal             | ////////////////// | ////////////////// |
   expenditures:                                                              | ////////////////// | ////////////////// |
   a. Credit cards and related plans ........................................ | 4656         2,208 | 4666           294 | 5.a.
   b. Other (includes single payment, installment, and all student loans) ... | 4657         8,874 | 4667         4,025 | 5.b.
6. Loans to foreign governments and official institutions ................... | 4643             0 | 4627           546 | 6.
7. All other loans .......................................................... | 4644         1,418 | 4628           704 | 7.
8. Lease financing receivables:                                               | ////////////////// | ////////////////// |
   a. Of U.S. addressees (domicile) ......................................... | 4658             0 | 4668             0 | 8.a.
   b. Of non-U.S. addressees (domicile) ..................................... | 4659             0 | 4669         2,001 | 8.b.
9. Total (sum of items 1 through 8) ......................................... | 4635        22,724 | 4605        28,397 | 9.
                                                                              ___________________________________________

                                                                              ___________________________________________
                                                                              |     Cumulative     |     Cumulative     |
                                                                              |    Charge-offs     |     Recoveries     |
                                                                              |    Jan. 1, 1986    |    Jan. 1, 1986    |
Memoranda                                                                     |      through       |      through       |
                                                  Dollar Amounts in Thousands |   Dec. 31, 1989    |    Report Date     |
______________________________________________________________________________ ____________________ ____________________
To be completed by national banks only.                                       | RIAD  Bil Mil Thou | RIAD  Bil Mil Thou |
                                                                               ____________________ ____________________
1. Charge-offs and recoveries of Special-Category Loans, as defined for this  | ////////////////// | ////////////////// |
   Call Report by the Comptroller of the Currency ........................... | ////////////////// | 4784        14,920 | M.1.
                                                                              ___________________________________________
                                                                              ___________________________________________
                                                                              |      (Column A)    |     (Column B)     |
Memorandum items 2 and 3 are to be completed by all banks.                    |     Charge-offs    |     Recoveries     |
                                                                               ____________________ ____________________
2. Loans to finance commercial real estate, construction, and land            |         calendar year-to-date           |
                                                                               _________________________________________
   development activities (not secured by real estate) included in            | RIAD  Bil Mil Thou | RIAD  Bil Mil Thou |
                                                                               ____________________ ____________________
   Schedule RI-B, part I, items 4 and 7, above .............................. | 5409            66 | 5410           470 | M.2.
3. Loans secured by real estate in domestic offices (included in              | ////////////////// | ////////////////// |
   Schedule RI-B, part I, item 1, above):                                     | ////////////////// | ////////////////// |
   a. Construction and land development ..................................... | 3582            84 | 3583         2,021 | M.3.a.
   b. Secured by farmland ................................................... | 3584            72 | 3585            20 | M.3.b.
   c. Secured by 1-4 family residential properties:                           | ////////////////// | ////////////////// |
      (1) Revolving, open-end loans secured by 1-4 family residential         | ////////////////// | ////////////////// |
          properties and extended under lines of credit ..................... | 5411             0 | 5412             0 | M.3.c.(1)
      (2) All other loans secured by 1-4 family residential properties ...... | 5413         1,496 | 5414           838 | M.3.c.(2)
   d. Secured by multifamily (5 or more) residential properties ............. | 3588             0 | 3589            11 | M.3.d.
   e. Secured by nonfarm nonresidential properties .......................... | 3590         1,953 | 3591         5,914 | M.3.e.
                                                                              ___________________________________________

                                       6

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:  12/31/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RI-5
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RI-B--Continued

Part II. Changes in Allowance for Loan and
         Lease Losses and in Allocated
         Transfer Risk Reserve

                                                                              ___________________________________________
                                                                              |     (Column A)     |     (Column B)     |
                                                                              |   Allowance for    |      Allocated     |
                                                                              |   Loan and Lease   |    Transfer Risk   |
                                                                              |      Losses        |       Reserve      |
                                                                               ____________________ ____________________
                                                  Dollar Amounts in Thousands | RIAD  Bil Mil Thou | RIAD  Bil Mil Thou |
______________________________________________________________________________ ____________________ ____________________
1. Balance originally reported in the December 31, 1993, Reports of           | ////////////////// | ////////////////// |
   Condition and Income ..................................................... | 3124       324,608 | 3131         2,290 | 1.
2. Recoveries (column A must equal part I, item 9, column B above) .......... | 4605        28,397 | 3132             0 | 2.
3. LESS: Charge-offs (column A must equal part I, item 9, column A above) ... | 4635        22,724 | 3133             0 | 3.
4. Provision (column A must equal Schedule RI, item 4.a; column B must        | ////////////////// | ////////////////// |
   equal Schedule RI, item 4.b) ............................................. | 4230       (26,255)| 4243        (2,290)| 4.
5. Adjustments* (see instructions for this schedule) ........................ | 4815         2,684 | 3134             0 | 5.
6. Balance end of current period (sum of items 1 through 5) (column A must    | ////////////////// | ////////////////// |
   equal Schedule RC, item 4.b; column B must equal Schedule RC,              | ////////////////// | ////////////////// |
   item 4.c) ................................................................ | 3123       306,710 | 3128             0 | 6.
                                                                              ___________________________________________
____________
*Describe on Schedule RI-E--Explanations.


Schedule RI-C--Applicable Income Taxes by Taxing Authority

Schedule RI-C is to be reported with the December Report of Income.

                                                                                                               __________
                                                                                                               |  I489  | (-
                                                                                                    ____________ ________
                                                                       Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
___________________________________________________________________________________________________ ____________________
1. Federal ....................................................................................... | 4780       109,677 | 1.
2. State and local................................................................................ | 4790         5,039 | 2.
3. Foreign ....................................................................................... | 4795             0 | 3.
4. Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9 and 11.b) ............ | 4770       114,716 | 4.
                                                                       ____________________________
5. Deferred portion of item 4 ........................................ | RIAD 4772 |           N/A | ////////////////// | 5.
                                                                       __________________________________________________

                                       7

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:  12/31/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RI-6
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RI-D--Income from International Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

Part I. Estimated Income from International Operations

                                                                                                             __________
                                                                                                             |  I492  | (-
                                                                                                        ______ ________
                                                                                                        | Year-to-date |
                                                                                                  ______ ______________
                                                                     Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
_________________________________________________________________________________________________ ____________________
1. Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries,       | ////////////////// |
   and IBFs:                                                                                     | ////////////////// |
   a. Interest income booked ................................................................... | 4837           N/A | 1.a.
   b. Interest expense booked .................................................................. | 4838           N/A | 1.b.
   c. Net interest income booked at foreign offices, Edge and Agreement subsidiaries, and IBFs   | ////////////////// |
      (item 1.a minus 1.b) ..................................................................... | 4839           N/A | 1.c.
2. Adjustments for booking location of international operations:                                 | ////////////////// |
   a. Net interest income attributable to international operations booked at domestic offices .. | 4840           N/A | 2.a.
   b. Net interest income attributable to domestic business booked at foreign offices .......... | 4841           N/A | 2.b.
   c. Net booking location adjustment (item 2.a minus 2.b) ..................................... | 4842           N/A | 2.c.
3. Noninterest income and expense attributable to international operations:                      | ////////////////// |
   a. Noninterest income attributable to international operations .............................. | 4097           N/A | 3.a.
   b. Provision for loan and lease losses attributable to international operations ............. | 4235           N/A | 3.b.
   c. Other noninterest expense attributable to international operations ....................... | 4239           N/A | 3.c.
   d. Net noninterest income (expense) attributable to international operations (item 3.a        | ////////////////// |
      minus 3.b and 3.c) ....................................................................... | 4843           N/A | 3.d.
4. Estimated pretax income attributable to international operations before capital allocation    | ////////////////// |
   adjustment (sum of items 1.c, 2.c, and 3.d) ................................................. | 4844           N/A | 4.
5. Adjustment to pretax income for internal allocations to international operations to reflect   | ////////////////// |
   the effects of equity capital on overall bank funding costs ................................. | 4845           N/A | 5.
6. Estimated pretax income attributable to international operations after capital allocation     | ////////////////// |
   adjustment (sum of items 4 and 5) ........................................................... | 4846           N/A | 6.
7. Income taxes attributable to income from international operations as estimated in item 6 .... | 4797           N/A | 7.
8. Estimated net income attributable to international operations (item 6 minus 7) .............. | 4341           N/A | 8.
                                                                                                 ______________________

Memoranda                                                                                        ______________________
                                                                     Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
_________________________________________________________________________________________________ ____________________
1. Intracompany interest income included in item 1.a above ..................................... | 4847           N/A | M.1.
2. Intracompany interest expense included in item 1.b above .................................... | 4848           N/A | M.2.
                                                                                                 ______________________

Part II. Supplementary Details on Income from International Operations Required by the Departments of Commerce and Treasury for Purposes of the U.S.
International Accounts and the U.S. National Income and Product Accounts

                                                                                                       ________________
                                                                                                       | Year-to-date |
                                                                                                 ______ ______________
                                                                     Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
_________________________________________________________________________________________________ ____________________
1. Interest income booked at IBFs .............................................................. | 4849           N/A | 1.
2. Interest expense booked at IBFs ............................................................. | 4850           N/A | 2.
3. Noninterest income attributable to international operations booked at domestic offices        | ////////////////// |
   (excluding IBFs):                                                                             | ////////////////// |
   a. Gains (losses) and extraordinary items ................................................... | 5491           N/A | 3.a.
   b. Fees and other noninterest income ........................................................ | 5492           N/A | 3.b.
4. Provision for loan and lease losses attributable to international operations booked at        | ////////////////// |
   domestic offices (excluding IBFs) ........................................................... | 4852           N/A | 4.
5. Other noninterest expense attributable to international operations booked at domestic offices | ////////////////// |
   (excluding IBFs) ............................................................................ | 4853           N/A | 5.
                                                                                                 ______________________

                                       8

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:  12/31/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RI-7
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RI-E--Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                              __________
                                                                                                              |  I495  | (-
                                                                                                        ______ ________
                                                                                                        | Year-to-date |
                                                                                                  ______ ______________
                                                                      Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
__________________________________________________________________________________________________ ____________________
 1. All other noninterest income (from Schedule RI, item 5.f.(2))                                 | ////////////////// |
    Report amounts that exceed 10% of Schedule RI, item 5.f.(2):                                  | ////////////////// |
    a. Net gains on other real estate owned ..................................................... | 5415        25,739 | 1.a.
    b. Net gains on sales of loans .............................................................. | 5416             0 | 1.b.
    c. Net gains on sales of premises and fixed assets .......................................... | 5417             0 | 1.c.
    Itemize and describe the three largest other amounts that exceed 10% of                       | ////////////////// |
    Schedule RI, item 5.f.(2):                                                                    | ////////////////// |
       _____________    Check Printing Income
    d. | TEXT 4461 |______________________________________________________________________________| 4461         5,950 | 1.d.
        ___________
    e. | TEXT 4462 |______________________________________________________________________________| 4462               | 1.e.
        ___________
    f. | TEXT 4463 |______________________________________________________________________________| 4463               | 1.f.
       _____________
 2. Other noninterest expense (from Schedule RI, item 7.c):                                       | ////////////////// |
    a. Amortization expense of intangible assets ................................................ | 4531        65,493 | 2.a.
    Report amounts that exceed 10% of Schedule RI, item 7.c:                                      | ////////////////// |
    b. Net losses on other real estate owned .................................................... | 5418             0 | 2.b.
    c. Net losses on sales of loans ............................................................. | 5419             0 | 2.c.
    d. Net losses on sales of premises and fixed assets ......................................... | 5420             0 | 2.d.
    Itemize and describe the three largest other amounts that exceed 10% of                       | ////////////////// |
    Schedule RI, item 7.c:                                                                        | ////////////////// |
       _____________    Restructuring Charges
    e. | TEXT 4464 |______________________________________________________________________________| 4464        36,415 | 2.e.
        ___________     FDIC Assessment
    f. | TEXT 4467 |______________________________________________________________________________| 4467        34,784 | 2.f.
        ___________
    g. | TEXT 4468 |______________________________________________________________________________| 4468               | 2.g.
       _____________
 3. Extraordinary items and other adjustments (from Schedule RI, item 11.a) and                   | ////////////////// |
    applicable income tax effect (from Schedule RI, item 11.b) (itemize and describe              | ////////////////// |
    all extraordinary items and other adjustments):                                               | ////////////////// |
           _____________
    a. (1) | TEXT 4469 |__________________________________________________________________________| 4469               | 3.a.(1)
           _____________
       (2) Applicable income tax effect                               | RIAD 4486 |               | ////////////////// | 3.a.(2)
           _____________                                              ____________________________
    b. (1) | TEXT 4487 |__________________________________________________________________________| 4487               | 3.b.(1)
           _____________
       (2) Applicable income tax effect                               | RIAD 4488 |               | ////////////////// | 3.b.(2)
           _____________                                              ____________________________
    c. (1) | TEXT 4489 |__________________________________________________________________________| 4489               | 3.c.(1)
           _____________
       (2) Applicable income tax effect                               | RIAD 4491 |               | ////////////////// | 3.c.(2)
                                                                      ____________________________
 4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A,                | ////////////////// |
    item 2) (itemize and describe all adjustments):                                               | ////////////////// |
       _____________
    a. | TEXT 4492 |______________________________________________________________________________| 4492               | 4.a.
        ___________
    b. | TEXT 4493 |______________________________________________________________________________| 4493               | 4.b.
       _____________
 5. Cumulative effect of changes in accounting principles from prior years (from                  | ////////////////// |
    Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):           | ////////////////// |
       _____________
    a. | TEXT 4494 |______________________________________________________________________________| 4494               | 5.a.
        ___________
    b. | TEXT 4495 |______________________________________________________________________________| 4495               | 5.b.
       _____________
 6. Corrections of material accounting errors from prior years (from Schedule RI-A,               | ////////////////// |
    item 10) (itemize and describe all corrections):                                              | ////////////////// |
       _____________
    a. | TEXT 4496 |______________________________________________________________________________| 4496               | 6.a.
        ___________
    b. | TEXT 4497 |______________________________________________________________________________| 4497               | 6.b.
       _________________________________________________________________________________________________________________

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:  12/31/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RI-8
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RI-E--Continued
                                                                                                        ________________
                                                                                                        | Year-to-date |
                                                                                                  ----------------------
                                                                      Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
__________________________________________________________________________________________________ ____________________
 7. Other transactions with parent holding company (from Schedule RI-A, item 13)                  | ////////////////// |
    (itemize and describe all such transactions):                                                 | ////////////////// |
       _____________    Capital Injection from Parent Company
    a. | TEXT 4498 |______________________________________________________________________________| 4498         4,772 | 7.a.
        ___________
    b. | TEXT 4499 |______________________________________________________________________________| 4499               | 7.b.
       _____________
 8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II,              | ////////////////// |
    item 5) (itemize and describe all adjustments):                                               | ////////////////// |
       _____________    Bank Acquisition
    a. | TEXT 4521 |______________________________________________________________________________| 4521         2,684 | 8.a.
        ___________
    b. | TEXT 4522 |______________________________________________________________________________| 4522               | 8.b.
       _____________                                                                               ---------------------
 9. Other explanations (the space below is provided for the bank to briefly describe,             | I498    |     I499 | (-
                                                                                                  ______________________
    at its option, any other significant items affecting the Report of Income):
               ___
    No comment | | (RIAD 4769)
               ___
    Other explanations (please type or print clearly):
    (TEXT 4769)

                                       10

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:  12/31/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-1
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________
Consolidated Report of Condition for Insured Commercial
and State-Chartered Savings Banks for December 31, 1994

All schedules are to be reported in thousands of dollars.  Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet
                                                                                                             __________
                                                                                                             |  C400  | (-
                                                                                                 ____________ ________
                                                                     Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
_________________________________________________________________________________________________ ____________________
ASSETS                                                                                           | ////////////////// |
 1. Cash and balances due from depository institutions (from Schedule RC-A):                     | ////////////////// |
    a. Noninterest-bearing balances and currency and coin(1) ................................... | 0081     2,266,892 |  1.a.
    b. Interest-bearing balances(2) ............................................................ | 0071         5,008 |  1.b.
 2. Securities:                                                                                  | ////////////////// |
    a. Held-to-maturity securities (from Schedule RC-B, column A) .............................. | 1754     1,462,323 |  2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D) ............................ | 1773     1,442,618 |  2.b.
 3. Federal funds sold and securities purchased under agreements to resell in domestic offices   | ////////////////// |
    of the bank and of its Edge and Agreement subsidiaries, and in IBFs:                         | ////////////////// |
    a. Federal funds sold ...................................................................... | 0276     2,689,975 |  3.a.
    b. Securities purchased under agreements to resell ......................................... | 0277        17,553 |  3.b.
 4. Loans and lease financing receivables:                           ____________________________| ////////////////// |
    a. Loans and leases, net of unearned income (from Schedule RC-C) | RCFD 2122 |    10,555,781 | ////////////////// |  4.a.
    b. LESS: Allowance for loan and lease losses ................... | RCFD 3123 |       306,710 | ////////////////// |  4.b.
    c. LESS: Allocated transfer risk reserve ....................... | RCFD 3128 |             0 | ////////////////// |  4.c.
                                                                     ____________________________
    d. Loans and leases, net of unearned income,                                                 | ////////////////// |
       allowance, and reserve (item 4.a minus 4.b and 4.c) ..................................... | 2125    10,249,071 |  4.d.
 5. Assets held in trading accounts ............................................................ | 3545        39,190 |  5.
 6. Premises and fixed assets (including capitalized leases) ................................... | 2145       534,808 |  6.
 7. Other real estate owned (from Schedule RC-M) ............................................... | 2150        62,938 |  7.
 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M) ... | 2130             0 |  8.
 9. Customers' liability to this bank on acceptances outstanding ............................... | 2155        11,894 |  9.
10. Intangible assets (from Schedule RC-M) ..................................................... | 2143       548,451 | 10.
11. Other assets (from Schedule RC-F) .......................................................... | 2160       469,941 | 11.
12. Total assets (sum of items 1 through 11) ................................................... | 2170    19,804,662 | 12.
                                                                                                 ______________________
____________
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held in trading accounts.

                                       11

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:  12/31/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-2
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________
Schedule RC--Continued
                                                                                               ___________________________
                                                                   Dollar Amounts in Thousands | /////////  Bil Mil Thou |
_______________________________________________________________________________________________ _________________________
LIABILITIES                                                                                    | /////////////////////// |
13. Deposits:                                                                                  | /////////////////////// |
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I) ..... | RCON 2200    15,796,537 | 13.a.
                                                                   ____________________________
       (1) Noninterest-bearing(1) ................................ | RCON 6631       5,835,649 | /////////////////////// | 13.a.(1)
       (2) Interest-bearing ...................................... | RCON 6636       9,960,888 | /////////////////////// | 13.a.(2)
                                                                   ____________________________
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E,      | /////////////////////// |
       part II) .............................................................................. | RCFN 2200       239,382 | 13.b.
                                                                   ____________________________
       (1) Noninterest-bearing ................................... | RCFN 6631               0 | /////////////////////// | 13.b.(1)
       (2) Interest-bearing ...................................... | RCFN 6636         239,382 | /////////////////////// | 13.b.(2)
                                                                   ____________________________
14. Federal funds purchased and securities sold under agreements to repurchase in domestic     | /////////////////////// |
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:               | /////////////////////// |
    a. Federal funds purchased ............................................................... | RCFD 0278       318,862 | 14.a.
    b. Securities sold under agreements to repurchase ........................................ | RCFD 0279       338,455 | 14.b.
15. a. Demand notes issued to the U.S. Treasury .............................................. | RCON 2840       615,952 | 15.a.
    b. Trading liabilities ................................................................... | RCFD 3548        23,110 | 15.b.
16. Other borrowed money:                                                                      | /////////////////////// |
    a. With original maturity of one year or less ............................................ | RCFD 2332        47,860 | 16.a.
    b. With original maturity of more than one year .......................................... | RCFD 2333        18,102 | 16.b.
17. Mortgage indebtedness and obligations under capitalized leases ........................... | RCFD 2910        30,817 | 17.
18. Bank's liability on acceptances executed and outstanding ................................. | RCFD 2920        11,894 | 18.
19. Subordinated notes and debentures ........................................................ | RCFD 3200       345,000 | 19.
20. Other liabilities (from Schedule RC-G) ................................................... | RCFD 2930       364,219 | 20.
21. Total liabilities (sum of items 13 through 20) ........................................... | RCFD 2948    18,150,190 | 21.
                                                                                               | /////////////////////// |
22. Limited-life preferred stock and related surplus ......................................... | RCFD 3282             0 | 22.
EQUITY CAPITAL                                                                                 | /////////////////////// |
23. Perpetual preferred stock and related surplus ............................................ | RCFD 3838             0 | 23.
24. Common stock ............................................................................. | RCFD 3230       612,893 | 24.
25. Surplus (exclude all surplus related to preferred stock).................................. | RCFD 3839     1,016,339 | 25.
26. a. Undivided profits and capital reserves ................................................ | RCFD 3632        32,813 | 26.a.
    b. Net unrealized holding gains (losses) on available-for-sale securities ................ | RCFD 8434        (7,573)| 26.b.
27. Cumulative foreign currency translation adjustments ...................................... | RCFD 3284             0 | 27.
28. Total equity capital (sum of items 23 through 27) ........................................ | RCFD 3210     1,654,472 | 28.
29. Total liabilities, limited-life preferred stock, and equity capital (sum of items 21, 22,  | /////////////////////// |
    and 28) .................................................................................. | RCFD 3300    19,804,662 | 29.
                                                                                               ___________________________

Memorandum
To be reported only with the March Report of Condition.
 1. Indicate in the box at the right the number of the statement below that best describes the                     Number
    most comprehensive level of auditing work performed for the bank by independent external            __________________
    auditors as of any date during 1993 ..............................................................  | RCFD 6724  N/A | M.1.
                                                                                                        __________________

1 = Independent  audit of the  bank conducted  in  accordance    4 = Directors'  examination  of the  bank  performed  by other
    with generally accepted auditing standards by a certified        external  auditors (may  be required  by state  chartering
    public accounting firm which submits a report on the bank        authority)
2 = Independent  audit of the  bank's parent  holding company    5 = Review of  the bank's  financial  statements  by  external
    conducted in accordance with  generally accepted auditing        auditors
    standards  by a certified  public  accounting  firm which    6 = Compilation of the bank's financial statements by external
    submits a  report  on the  consolidated  holding  company        auditors
    (but not on the bank separately)                             7 = Other  audit procedures  (excluding tax  preparation work)
3 = Directors'   examination  of   the  bank   conducted   in    8 = No external audit work
    accordance  with generally  accepted  auditing  standards
    by a certified public accounting firm (may be required by
    state chartering authority)
____________
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

                                       12

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:  12/31/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-3
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________
Schedule RC-A--Cash and Balances Due From Depository Institutions

Exclude assets held in trading accounts.
                                                                                                               ________
                                                                                                              |  C405  | (-
                                                                             _________________________________ ________
                                                                             |     (Column  A)    |     (Column B)     |
                                                                             |    Consolidated    |      Domestic      |
                                                                             |        Bank        |      Offices       |
                                                                             ___________________________________________
                                                 Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCON  Bil Mil Thou |
_____________________________________________________________________________ ____________________ ____________________
1. Cash items in process of collection, unposted debits, and currency and    | ////////////////// | ////////////////// |
   coin .................................................................... | 0022     1,890,234 | ////////////////// | 1.
   a. Cash items in process of collection and unposted debits .............. | ////////////////// | 0020     1,521,855 | 1.a.
   b. Currency and coin .................................................... | ////////////////// | 0080       368,379 | 1.b.
2. Balances due from depository institutions in the U.S. ................... | ////////////////// | 0082        43,667 | 2.
   a. U.S. branches and agencies of foreign banks (including their IBFs) ... | 0083         5,008 | ////////////////// | 2.a.
   b. Other commercial banks in the U.S. and other depository institutions   | ////////////////// | ////////////////// |
      in the U.S. (including their IBFs) ................................... | 0085        38,659 | ////////////////// | 2.b.
3. Balances due from banks in foreign countries and foreign central banks .. | ////////////////// | 0070        18,183 | 3.
   a. Foreign branches of other U.S. banks ................................. | 0073         5,988 | ////////////////// | 3.a.
   b. Other banks in foreign countries and foreign central banks ........... | 0074        12,224 | ////////////////// | 3.b.
4. Balances due from Federal Reserve Banks ................................. | 0090       319,787 | 0090       319,787 | 4.
5. Total (sum of items 1 through 4) (total of column A must equal            | ////////////////// | ////////////////// |
   Schedule RC, sum of items 1.a and 1.b) .................................. | 0010     2,271,900 | 0010     2,271,871 | 5.
                                                                             ___________________________________________

                                                                                                  ______________________
Memorandum                                                      Dollar Amounts in Thousands        RCON  Bil  Mil  Thou
__________________________________________________________________________________________________ ____________________
1. Noninterest-bearing balances due from commercial banks in the U.S. (included in item 2,        | ////////////////// |
   column B above) .............................................................................. | 0050        38,659 | M.1.
                                                                                                  ______________________

                                       13

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:  12/31/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-4
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RC-B--Securities

Exclude assets held in trading accounts.
                                                                                                                 __________
                                                                                                                 |  C410  | (-
                                      ___________________________________________________________________________ ________
                                      |             Held-to-maturity            |            Available-for-sale           |
                                       _________________________________________ _________________________________________
                                      |     (Column A)     |     (Column B)     |     (Column C)     |     (Column D)     |
                                      |   Amortized Cost   |     Fair Value     |   Amortized Cost   |    Fair Value(1)   |
                                       ____________________ ____________________ ____________________ ____________________
          Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
______________________________________ ____________________ ____________________ ____________________ ____________________
1. U.S. Treasury securities ......... | 0211             0 | 0213             0 | 1286       544,225 | 1287       524,457 | 1.
2. U.S. Government agency             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   and corporation obligations        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   (exclude mortgage-backed           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   securities):                       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Issued by U.S. Govern-          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      ment agencies(2) .............. | 1289             0 | 1290             0 | 1291             0 | 1293             0 | 2.a.
   b. Issued by U.S.                  | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      Government-sponsored            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      agencies(3) ................... | 1294             0 | 1295             0 | 1297             0 | 1298             0 | 2.b.
3. Securities issued by states        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   and political subdivisions         | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   in the U.S.:                       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. General obligations ........... | 1676           414 | 1677           412 | 1678             0 | 1679             0 | 3.a.
   b. Revenue obligations ........... | 1681            55 | 1686            90 | 1690             0 | 1691             0 | 3.b.
   c. Industrial development          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      and similar obligations ....... | 1694             0 | 1695             0 | 1696             0 | 1697             0 | 3.c.
4. Mortgage-backed                    | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   securities (MBS):                  | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Pass-through securities:        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      (1) Guaranteed by               | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          GNMA ...................... | 1698             0 | 1699             0 | 1701       580,860 | 1702       594,143 | 4.a.(1)
      (2) Issued by FNMA              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          and FHLMC ................. | 1703       631,725 | 1705       602,127 | 1706       279,375 | 1707       269,557 | 4.a.(2)
      (3) Privately-issued .......... | 1709             0 | 1710             0 | 1711             0 | 1713             0 | 4.a.(3)
   b. CMOs and REMICs:                | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      (1) Issued by FNMA              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          and FHLMC ................. | 1714       474,626 | 1715       429,915 | 1716             0 | 1717             0 | 4.b.(1)
      (2) Privately-issued            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          and collateralized          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          by MBS issued or            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          guaranteed by               | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          FNMA, FHLMC, or             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          GNMA ...................... | 1718         4,283 | 1719         4,273 | 1731         5,640 | 1732         5,640 | 4.b.(2)
      (3) All other privately-        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          issued .................... | 1733             0 | 1734             0 | 1735             0 | 1736             0 | 4.b.(3)
5. Other debt securities:             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Other domestic debt             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities .................... | 1737       351,220 | 1738       342,155 | 1739             0 | 1741             0 | 5.a.
   b. Foreign debt                    | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities .................... | 1742             0 | 1743             0 | 1744             0 | 1746             0 | 5.b.
                                      _____________________________________________________________________________________

_____________
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and
    Export-Import Bank participation certificates.
(3) Includes obligations (other than pass-through securities, CMOs, and REMICs) issued by the Farm Credit System, the Federal Home
    Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing
    Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

                                       14

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:  12/31/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-5
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RC-B--Continued
                                    _____________________________________________________________________________________
                                    |             Held-to-maturity            |            Available-for-sale           |
                                     _________________________________________ _________________________________________
                                    |     (Column A)     |     (Column B)     |     (Column C)     |     (Column D)     |
                                    |   Amortized Cost   |     Fair Value     |   Amortized Cost   |    Fair Value(1)   |
                                     ____________________ ____________________ ____________________ ____________________
        Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
____________________________________ ____________________ ____________________ ____________________ ____________________
6. Equity securities:               | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Investments in mutual         | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      funds ....................... | ////////////////// | ////////////////// | 1747             0 | 1748             0 | 6.a.
   b. Other equity securities       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      with readily determin-        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      able fair values ............ | ////////////////// | ////////////////// | 1749             0 | 1751             0 | 6.b.
   c. All other equity              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities(1) ............... | ////////////////// | ////////////////// | 1752        48,821 | 1753        48,821 | 6.c.
7. Total (sum of items 1            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   through 6) (total of             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   column A must equal              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   Schedule RC, item 2.a)           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   (total of column D must          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   equal Schedule RC,               | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   item 2.b) ...................... | 1754     1,462,323 | 1771     1,378,972 | 1772     1,458,921 | 1773     1,442,618 | 7.
                                    _____________________________________________________________________________________



                                                                                                              ___________
Memoranda                                                                                                     |   C412  | (-
                                                                                                   ___________ _________
                                                                       Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
___________________________________________________________________________________________________ ____________________
1. Pledged securities(2) ......................................................................... | 0416     2,691,027 | M.1.
2. Maturity and repricing data for debt securities(2)(3)(4) (excluding those in nonaccrual status):| ////////////////// |
   a. Fixed rate debt securities with a remaining maturity of:                                     | ////////////////// |
      (1) Three months or less ................................................................... | 0343        21,921 | M.2.a.(1)
      (2) Over three months through 12 months .................................................... | 0344            30 | M.2.a.(2)
      (3) Over one year through five years ....................................................... | 0345     1,335,552 | M.2.a.(3)
      (4) Over five years ........................................................................ | 0346     1,489,580 | M.2.a.(4)
      (5) Total fixed rate debt securities (sum of Memorandum items 2.a.(1) through 2.a.(4)) ..... | 0347     2,847,083 | M.2.a.(5)
   b. Floating rate debt securities with a repricing frequency of:                                 | ////////////////// |
      (1) Quarterly or more frequently ........................................................... | 4544         9,037 | M.2.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly ........................ | 4545             0 | M.2.b.(2)
      (3) Every five years or more frequently, but less frequently than annually ................. | 4551             0 | M.2.b.(3)
      (4) Less frequently than every five years .................................................. | 4552             0 | M.2.b.(4)
      (5) Total floating rate debt securities (sum of Memorandum items 2.b.(1) through 2.b.(4)) .. | 4553         9,037 | M.2.b.(5)
   c. Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal total debt   | ////////////////// |
      securities from Schedule RC-B, sum of items 1 through 5, columns A and D, minus nonaccrual   | ////////////////// |
      debt securities included in Schedule RC-N, item 9, column C) ............................... | 0393     2,856,120 | M.2.c.
3. Not applicable                                                                                  | ////////////////// |
4. Held-to-maturity debt securities restructured and in compliance with modified terms (included   | ////////////////// |
   in Schedule RC-B, items 3 through 5, column A, above) ......................................... | 5365             0 | M.4.
5. Not applicable                                                                                  | ////////////////// |
6. Floating rate debt securities with a remaining maturity of one year or less(2) (included in     | ////////////////// |
   Memorandum item 2.b.(5) above) ................................................................ | 5519             0 | M.6.
7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or      | ////////////////// |
   trading securities during the calendar year-to-date ........................................... | 1778             0 | M.7.
                                                                                                   ______________________

_____________
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.
(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(3) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(4) Memorandum item 2 is not applicable to savings banks that must complete supplemental Schedule RC-J.

                                       15

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:  12/31/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-6
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________
Schedule RC-C--Loans and Lease Financing Receivables

Part I. Loans and Leases
                                                                                                              __________
Do not deduct the allowance for loan and lease losses from amounts                                            |  C415  | (-
reported in this schedule.  Report total loans and leases, net of unearned   _________________________________ ________
income.  Exclude assets held in trading accounts.                            |     (Column  A)    |     (Column B)     |
                                                                             |    Consolidated    |      Domestic      |
                                                                             |        Bank        |      Offices       |
                                                                              ____________________ ____________________
                                                 Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCON  Bil Mil Thou |
_____________________________________________________________________________ ____________________ ____________________
 1. Loans secured by real estate ........................................... | 1410     2,157,308 | ////////////////// |  1.
    a. Construction and land development ................................... | ////////////////// | 1415       342,742 |  1.a.
    b. Secured by farmland (including farm residential and other             | ////////////////// | ////////////////// |
       improvements) ....................................................... | ////////////////// | 1420        20,636 |  1.b.
    c. Secured by 1-4 family residential properties:                         | ////////////////// | ////////////////// |
       (1) Revolving, open-end loans secured by 1-4 family residential       | ////////////////// | ////////////////// |
           properties and extended under lines of credit ................... | ////////////////// | 1797             0 |  1.c.(1)
       (2) All other loans secured by 1-4 family residential properties:     | ////////////////// | ////////////////// |
           (a) Secured by first liens ...................................... | ////////////////// | 5367       538,146 |  1.c.(2)(a)
           (b) Secured by junior liens ..................................... | ////////////////// | 5368       209,049 |  1.c.(2)(b)
    d. Secured by multifamily (5 or more) residential properties ........... | ////////////////// | 1460       121,042 |  1.d.
    e. Secured by nonfarm nonresidential properties ........................ | ////////////////// | 1480       925,693 |  1.e.
 2. Loans to depository institutions:                                        | ////////////////// | ////////////////// |
    a. To commercial banks in the U.S. ..................................... | ////////////////// | 1505         4,060 |  2.a.
       (1) To U.S. branches and agencies of foreign banks .................. | 1506         4,765 | ////////////////// |  2.a.(1)
       (2) To other commercial banks in the U.S. ........................... | 1507         3,295 | ////////////////// |  2.a.(2)
    b. To other depository institutions in the U.S. ........................ | 1517           631 | 1517           631 |  2.b.
    c. To banks in foreign countries ....................................... | ////////////////// | 1510        51,116 |  2.c.
       (1) To foreign branches of other U.S. banks ......................... | 1513             0 | ////////////////// |  2.c.(1)
       (2) To other banks in foreign countries ............................. | 1516        55,472 | ////////////////// |  2.c.(2)
 3. Loans to finance agricultural production and other loans to farmers .... | 1590        97,228 | 1590        97,228 |  3.
 4. Commercial and industrial loans:                                         | ////////////////// | ////////////////// |
    a. To U.S. addressees (domicile) ....................................... | 1763     4,664,852 | 1763     4,609,114 |  4.a.
    b. To non-U.S. addressees (domicile) ................................... | 1764       149,432 | 1764        61,513 |  4.b.
 5. Acceptances of other banks:                                              | ////////////////// | ////////////////// |
    a. Of U.S. banks ....................................................... | 1756             0 | 1756             0 |  5.a.
    b. Of foreign banks .................................................... | 1757             0 | 1757             0 |  5.b.
 6. Loans to individuals for household, family, and other personal           | ////////////////// | ////////////////// |
    expenditures (i.e., consumer loans) (includes purchased paper) ......... | ////////////////// | 1975     1,510,858 |  6.
    a. Credit cards and related plans (includes check credit and other       | ////////////////// | ////////////////// |
       revolving credit plans) ............................................. | 2008       114,872 | ////////////////// |  6.a.
    b. Other (includes single payment, installment, and all student loans) . | 2011     1,395,986 | ////////////////// |  6.b.
 7. Loans to foreign governments and official institutions (including        | ////////////////// | ////////////////// |
    foreign central banks) ................................................. | 2081       229,646 | 2081       223,259 |  7.
 8. Obligations (other than securities and leases) of states and political   | ////////////////// | ////////////////// |
    subdivisions in the U.S. (includes nonrated industrial development       | ////////////////// | ////////////////// |
    obligations) ........................................................... | 2107        51,252 | 2107        51,252 |  8.
 9. Other loans ............................................................ | 1563     1,437,328 | ////////////////// |  9.
    a. Loans for purchasing or carrying securities (secured and unsecured) . | ////////////////// | 1545       150,691 |  9.a.
    b. All other loans (exclude consumer loans) ............................ | ////////////////// | 1564     1,286,637 |  9.b.
10. Lease financing receivables (net of unearned income) ................... | ////////////////// | 2165       193,714 | 10.
    a. Of U.S. addressees (domicile) ....................................... | 2182       150,343 | ////////////////// | 10.a.
    b. Of non-U.S. addressees (domicile) ................................... | 2183        43,371 | ////////////////// | 10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above ........ | 2123             0 | 2123             0 | 11.
12. Total loans and leases, net of unearned income (sum of items 1 through   | ////////////////// | ////////////////// |
    10 minus item 11) (total of column A must equal Schedule RC, item 4.a) . | 2122    10,555,781 | 2122    10,397,381 | 12.
                                                                             ___________________________________________

                                       16

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:  12/31/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-7
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RC-C--Continued

Part I. Continued
                                                                             ___________________________________________
                                                                             |     (Column  A)    |     (Column B)     |
                                                                             |    Consolidated    |      Domestic      |
Memoranda                                                                    |        Bank        |      Offices       |
                                                                              ____________________ ____________________
                                                 Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCON  Bil Mil Thou |
_____________________________________________________________________________ ____________________ ____________________
 1. Commercial paper included in Schedule RC-C, part I, above .............. | 1496             0 | 1496             0 | M.1.
 2. Loans and leases restructured and in compliance with modified terms      | ////////////////// | ////////////////// |
    (included in Schedule RC-C, part I, above):                              | ////////////////// | ////////////////// |
    a. Loans secured by real estate:                                         | ////////////////// | ////////////////// |
                                                                                                   _____________________
       (1) To U.S. addressees (domicile) ................................... | 1687             0 | M.2.a.(1)
       (2) To non-U.S. addressees (domicile) ............................... | 1689             0 | M.2.a.(2)
    b. Loans to finance agricultural production and other loans to farmers . | 1613             0 | M.2.b.
    c. Commercial and industrial loans:                                      | ////////////////// |
       (1) To U.S. addressees (domicile) ................................... | 1758             0 | M.2.c.(1)
       (2) To non-U.S. addressees (domicile)................................ | 1759             0 | M.2.c.(2)
    d. All other loans (exclude loans to individuals for household,          | ////////////////// |
       family, and other personal expenditures) ............................ | 1615       219,755 | M.2.d.
    e. Lease financing receivables:                                          | ////////////////// |
       (1) Of U.S. addressees (domicile) ................................... | 1789             0 | M.2.e.(1)
       (2) Of non-U.S. addressees (domicile) ............................... | 1790             0 | M.2.e.(2)
    f. Total (sum of Memorandum items 2.a through 2.e) ..................... | 1616       219,755 | M.2.f.
 3. Maturity and repricing data for loans and leases(1) (excluding those     | ////////////////// |
    in nonaccrual status):                                                   | ////////////////// |
    a. Fixed rate loans and leases with a remaining maturity of:             | ////////////////// |
       (1) Three months or less ............................................ | 0348       369,761 | M.3.a.(1)
       (2) Over three months through 12 months ............................. | 0349       343,973 | M.3.a.(2)
       (3) Over one year through five years ................................ | 0356     1,626,343 | M.3.a.(3)
       (4) Over five years ................................................. | 0357       935,771 | M.3.a.(4)
       (5) Total fixed rate loans and leases (sum of                         | ////////////////// |
           Memorandum items 3.a.(1) through 3.a.(4)) ....................... | 0358     3,275,848 | M.3.a.(5)
    b. Floating rate loans with a repricing frequency of:                    | ////////////////// |
       (1) Quarterly or more frequently .................................... | 4554     4,893,274 | M.3.b.(1)
       (2) Annually or more frequently, but less frequently than quarterly . | 4555     1,841,950 | M.3.b.(2)
       (3) Every five years or more frequently, but less frequently than     | ////////////////// |
           annually ........................................................ | 4561       338,624 | M.3.b.(3)
       (4) Less frequently than every five years ........................... | 4564        62,039 | M.3.b.(4)
       (5) Total floating rate loans (sum of Memorandum items 3.b.(1)        | ////////////////// |
           through 3.b.(4)) ................................................ | 4567     7,135,887 | M.3.b.(5)
    c. Total loans and leases (sum of Memorandum items 3.a.(5) and 3.b.(5))  | ////////////////// |
       (must equal the sum of total loans and leases, net, from              | ////////////////// |
       Schedule RC-C, part I, item 12, plus unearned income from             | ////////////////// |
       Schedule RC-C, part I, item 11, minus total nonaccrual loans and      | ////////////////// |
       leases from Schedule RC-N, sum of items 1 through 8, column C) ...... | 1479    10,411,735 | M.3.c.
 4. Loans to finance commercial real estate, construction, and land          | ////////////////// |
    development activities (not secured by real estate) included in          | ////////////////// |
    Schedule RC-C, part I, items 4 and 9, column A, page RC-6(2) ........... | 2746       319,457 | M.4.
 5. Loans and leases held for sale (included in Schedule RC-C, part I, above)| 5369       222,657 | M.5.
 6. Adjustable rate closed-end loans secured by first liens on 1-4 family    | ////////////////// |_____________________
    residential properties (included in Schedule RC-C, part I, item          | ////////////////// | RCON  Bil Mil Thou |
                                                                                                   ____________________
    1.c.(2)(a), column B, page RC-6) ....................................... | ////////////////// | 5370        73,416 | M.6.
                                                                             ___________________________________________

_____________
(1) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.
(2) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

                                       17

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:  12/31/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-8
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RC-D--Trading Assets and Liabilities

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of interest rate, foreign exchange rate, and other commodity and equity contracts (as reported in Schedule RC-L, items 11,
12, and 13).

                                                                                                                    ________
                                                                                                                   |  C420  | (-
                                                                                                  _________________ ________
                                                                      Dollar Amounts in Thousands | /////////  Bil Mil Thou |
__________________________________________________________________________________________________ _________________________
ASSETS                                                                                            | /////////////////////// |
 1. U.S. Treasury securities in domestic offices ................................................ | RCON 3531         2,239 |  1.
 2. U.S. Government agency and corporation obligations in domestic offices (exclude mortgage-     | /////////////////////// |
    backed securities) .......................................................................... | RCON 3532           531 |  2.
 3. Securities issued by states and political subdivisions in the U.S. in domestic offices ...... | RCON 3533         8,685 |  3.
 4. Mortgage-backed securities in domestic offices:                                               | /////////////////////// |
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA ..................... | RCON 3534             0 |  4.a.
    b. CMOs and REMICs issued by FNMA or FHLMC .................................................. | RCON 3535             0 |  4.b.
    c. All other ................................................................................ | RCON 3536             0 |  4.c.
 5. Other debt securities in domestic offices ................................................... | RCON 3537             0 |  5.
 6. Certificates of deposit in domestic offices ................................................. | RCON 3538             0 |  6.
 7. Commercial paper in domestic offices ........................................................ | RCON 3539             0 |  7.
 8. Bankers acceptances in domestic offices ..................................................... | RCON 3540             0 |  8.
 9. Other trading assets in domestic offices .................................................... | RCON 3541             0 |  9.
10. Trading assets in foreign offices ........................................................... | RCFN 3542             0 | 10.
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity     | /////////////////////// |
    contracts:                                                                                    | /////////////////////// |
    a. In domestic offices ...................................................................... | RCON 3543        27,198 | 11.a.
    b. In foreign offices ....................................................................... | RCFN 3544           537 | 11.b.
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5) ........... | RCFD 3545        39,190 | 12.
                                                                                                  ___________________________

                                                                                                  ___________________________
                                                                                                  | /////////  Bil Mil Thou |
LIABILITIES                                                                                        _________________________
13. Liability for short positions ............................................................... | RCFD 3546             0 | 13.
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and equity    | /////////////////////// |
    contracts ................................................................................... | RCFD 3547        23,110 | 14.
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15.b) ...... | RCFD 3548        23,110 | 15.
                                                                                                  ___________________________

                                       18

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   12/31/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-9
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RC-E--Deposit Liabilities

Part I. Deposits in Domestic Offices
                                                                                                                __________
                                                                                                                |  C425  | (-
                                                          ______________________________________________________ ________
                                                          |                                         |   Nontransaction   |
                                                          |          Transaction  Accounts          |      Accounts      |
                                                           _________________________________________ ____________________
                                                          |     (Column A)     |    (Column B)      |     (Column C)     |
                                                          |  Total transaction |    Memo: Total     |        Total       |
                                                          | accounts (including|  demand deposits   |   nontransaction   |
                                                          |    total demand    |   (included in     |      accounts      |
                                                          |      deposits)     |     column A)      |  (including MMDAs) |
                                                           ____________________ ____________________ ____________________
                              Dollar Amounts in Thousands | RCON  Bil Mil Thou | RCON  Bil Mil Thou | RCON  Bil Mil Thou |
__________________________________________________________ ____________________ ____________________ ____________________
Deposits of:                                              | ////////////////// | ////////////////// | ////////////////// |
1. Individuals, partnerships, and corporations .......... | 2201     6,711,352 | 2240     4,770,945 | 2346     8,821,578 | 1.
2. U.S. Government ...................................... | 2202        86,127 | 2280        85,867 | 2520           264 | 2.
3. States and political subdivisions in the U.S. ........ | 2203       394,853 | 2290        62,716 | 2530        61,864 | 3.
4. Commercial banks in the U.S. ......................... | 2206       316,832 | 2310       316,832 | ////////////////// | 4.
   a. U.S. branches and agencies of foreign banks ....... | ////////////////// | ////////////////// | 2347             0 | 4.a.
   b. Other commercial banks in the U.S. ................ | ////////////////// | ////////////////// | 2348           199 | 4.b.
5. Other depository institutions in the U.S. ............ | 2207        20,905 | 2312        20,905 | 2349             0 | 5.
6. Banks in foreign countries ........................... | 2213        40,207 | 2320        40,207 | ////////////////// | 6.
   a. Foreign branches of other U.S. banks .............. | ////////////////// | ////////////////// | 2367             0 | 6.a.
   b. Other banks in foreign countries .................. | ////////////////// | ////////////////// | 2373             0 | 6.b.
7. Foreign governments and official institutions          | ////////////////// | ////////////////// | ////////////////// |
   (including foreign central banks) .................... | 2216         1,633 | 2300         1,633 | 2377             0 | 7.
8. Certified and official checks ........................ | 2330       140,723 | 2330       140,723 | ////////////////// | 8.
9. Total (sum of items 1 through 8) (sum of               | ////////////////// | ////////////////// | ////////////////// |
   columns A and C must equal Schedule RC,                | ////////////////// | ////////////////// | ////////////////// |
   item 13.a) ........................................... | 2215     7,712,632 | 2210     5,439,828 | 2385     8,083,905 | 9.
                                                          ________________________________________________________________

                                                                                                    ______________________
Memoranda                                                               Dollar Amounts in Thousands | RCON  Bil Mil Thou |
____________________________________________________________________________________________________ ____________________
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):                    | ////////////////// |
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts ......................... | 6835       880,088 | M.1.a.
   b. Total brokered deposits ..................................................................... | 2365             0 | M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):                      | ////////////////// |
      (1) Issued in denominations of less than $100,000 ........................................... | 2343             0 | M.1.c.(1)
      (2) Issued either in denominations of $100,000 or in denominations greater than $100,000      | ////////////////// |
          and participated out by the broker in shares of $100,000 or less ........................ | 2344             0 | M.1.c.(2)
   d. Total deposits denominated in foreign currencies ............................................ | 3776         1,104 | M.1.d.
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.       | ////////////////// |
      reported in item 3 above which are secured or collateralized as required under state law) ... | 5590       436,511 | M.1.e.
2. Components of total nontransaction accounts (sum of Memoranda items 2.a through 2.d must         | ////////////////// |
   equal item 9, column C above):                                                                   | ////////////////// |
   a. Savings deposits:                                                                             | ////////////////// |
      (1) Money market deposit accounts (MMDAs) ................................................... | 6810     1,502,046 | M.2.a.(1)
      (2) Other savings deposits (excludes MMDAs) ................................................. | 0352     2,946,162 | M.2.a.(2)
   b. Total time deposits of less than $100,000 ................................................... | 6648     2,741,686 | M.2.b.
   c. Time certificates of deposit of $100,000 or more ............................................ | 6645       863,685 | M.2.c.
   d. Open-account time deposits of $100,000 or more .............................................. | 6646        30,326 | M.2.d.
3. All NOW accounts (included in column A above) .................................................. | 2398     2,272,804 | M.3.
                                                                                                    ______________________

                                         19

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   12/31/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-10
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RC-E--Continued

Part I. Continued
Memoranda (continued)
_________________________________________________________________________________________________________________________________
| Deposit Totals for FDIC Insurance Assessments(1)                                                 ______________________       |
|                                                                      Dollar Amounts in Thousands | RCON  Bil Mil Thou |       |
 __________________________________________________________________________________________________ ____________________
| 4. Total deposits in domestic offices (sum of item 9, column A and item 9, column C)             |/////////////////// |       |
|    (must equal Schedule RC, item 13.a) ......................................................... | 2200    15,796,537 | M.4.  |
|                                                                                                  | ////////////////// |       |
|    a. Total demand deposits (must equal item 9, column B) ...................................... | 2210     5,439,828 | M.4.a.|
|    b. Total time and savings deposits(2) (must equal item 9, column A plus item 9, column C      | ////////////////// |       |
|       minus item 9, column B) .................................................................. | 2350    10,356,709 | M.4.b.|
                                                                                                   ______________________
| ____________                                                                                                                  |
| (1) An amended Certified Statement should be submitted to the FDIC if the deposit totals reported in this item are amended    |
|     after the semiannual Certified Statement originally covering this report date has been filed with the FDIC.               |
| (2) For FDIC insurance assessment purposes, "total time and savings deposits" consists of nontransaction accounts and all     |
|     transaction accounts other than demand deposits.                                                                          |
|                                                                                                                               |
_________________________________________________________________________________________________________________________________

                                                                                                   ______________________
                                                                       Dollar Amounts in Thousands | RCON  Bil Mil Thou |
___________________________________________________________________________________________________ ____________________
5. Time deposits of less than $100,000 and open-account time deposits of $100,000 or more          | ////////////////// |
   (included in Memorandum items 2.b and 2.d above) with a remaining maturity or repricing         | ////////////////// |
   frequency of:(1)                                                                                | ////////////////// |
   a. Three months or less ....................................................................... | 0359       177,934 | M.5.a.
   b. Over three months through 12 months (but not over 12 months) ............................... | 3644     1,469,539 | M.5.b.
6. Maturity and repricing data for time certificates of deposit of $100,000 or more:(1)            | ////////////////// |
   a. Fixed rate time certificates of deposit of $100,000 or more with a remaining maturity of:    | ////////////////// |
      (1) Three months or less ................................................................... | 2761       555,257 | M.6.a.(1)
      (2) Over three months through 12 months .................................................... | 2762       208,371 | M.6.a.(2)
      (3) Over one year through five years ....................................................... | 2763        85,486 | M.6.a.(3)
      (4) Over five years ........................................................................ | 2765             0 | M.6.a.(4)
      (5) Total fixed rate time certificates of deposit of $100,000 or more (sum of                | ////////////////// |
          Memorandum items 6.a.(1) through 6.a.(4)) .............................................. | 2767       849,114 | M.6.a.(5)
   b. Floating rate time certificates of deposit of $100,000 or more with a repricing frequency of:| ////////////////// |
      (1) Quarterly or more frequently ........................................................... | 4568        14,571 | M.6.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly ........................ | 4569             0 | M.6.b.(2)
      (3) Every five years or more frequently, but less frequently than annually ................. | 4571             0 | M.6.b.(3)
      (4) Less frequently than every five years .................................................. | 4572             0 | M.6.b.(4)
      (5) Total floating rate time certificates of deposit of $100,000 or more (sum of             | ////////////////// |
          Memorandum items 6.b.(1) through 6.b.(4)) .............................................. | 4573        14,571 | M.6.b.(5)
   c. Total time certificates of deposit of $100,000 or more (sum of Memorandum items 6.a.(5)      | ////////////////// |
      and 6.b.(5)) (must equal Memorandum item 2.c. above) ....................................... | 6645       863,685 | M.6.c.
                                                                                                   ______________________

_____________
(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

                                       20

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   12/31/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-11
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RC-E--Continued

Part II. Deposits in Foreign Offices (including Edge and
Agreement subsidiaries and IBFs)
                                                                                                    ____________________
                                                                       Dollar Amounts in Thousands | RCFN  Bil  Mil  Thou |
___________________________________________________________________________________________________ ____________________
Deposits of:                                                                                       | ////////////////// |
1. Individuals, partnerships, and corporations ................................................... | 2621       239,382 | 1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks) ................................ | 2623             0 | 2.
3. Foreign banks (including U.S. branches and                                                      | ////////////////// |
   agencies of foreign banks, including their IBFs) .............................................. | 2625             0 | 3.
4. Foreign governments and official institutions (including foreign central banks) ............... | 2650             0 | 4.
5. Certified and official checks ................................................................. | 2330             0 | 5.
6. All other deposits ............................................................................ | 2668             0 | 6.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b) .......................... | 2200       239,382 | 7.
                                                                                                   ______________________

Schedule RC-F--Other Assets

                                                                                                                   __________
                                                                                                                   |  C430  | (-
                                                                                                  _________________ ________
                                                                      Dollar Amounts in Thousands | ////////// Bil Mil Thou |
__________________________________________________________________________________________________ _________________________
1. Income earned, not collected on loans ........................................................ | RCFD 2164        69,453 | 1.
2. Net deferred tax assets(1) ................................................................... | RCFD 2148        83,221 | 2.
3. Excess residential mortgage servicing fees receivable ........................................ | RCFD 5371             0 | 3.
4. Other (itemize amounts that exceed 25% of this item) ......................................... | RCFD 2168       317,267 | 4.
      _____________    Net Swap Interest Receivable                    ___________________________
   a. | TEXT 3549 |____________________________________________________| RCFD 3549 |      83,516  | /////////////////////// | 4.a.
       ___________
   b. | TEXT 3550 |____________________________________________________| RCFD 3550 |              | /////////////////////// | 4.b.
       ___________
   c. | TEXT 3551 |____________________________________________________| RCFD 3551 |              | /////////////////////// | 4.c.
      _____________
                                                                                                  ___________________________
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11) ........................... | RCFD 2160       469,941 | 5.
                                                                                                  ___________________________

Memorandum                                                                                        ___________________________
                                                                      Dollar Amounts in Thousands | ////////// Bil Mil Thou |
__________________________________________________________________________________________________ _________________________
1. Deferred tax assets disallowed for regulatory capital purposes ............................... | RCFD 5610             0 | M.1.
                                                                                                  ___________________________

Schedule RC-G--Other Liabilities
                                                                                                                   __________
                                                                                                                   |  C435  | (-
                                                                                                  _________________ ________
                                                                      Dollar Amounts in Thousands | ////////// Bil Mil Thou |
__________________________________________________________________________________________________ _________________________
1. a. Interest accrued and unpaid on deposits in domestic offices(2) ............................ | RCON 3645        24,907 | 1.a.
   b. Other expenses accrued and unpaid (includes accrued income taxes payable) ................. | RCFD 3646       318,410 | 1.b.
2. Net deferred tax liabilities(1) .............................................................. | RCFD 3049             0 | 2.
3. Minority interest in consolidated subsidiaries ............................................... | RCFD 3000             0 | 3.
4. Other (itemize amounts that exceed 25% of this item) ......................................... | RCFD 2938        20,902 | 4.
      _____________                                                    ___________________________
   a. | TEXT 3552 |____________________________________________________| RCFD 3552 |              | /////////////////////// | 4.a.
       ___________
   b. | TEXT 3553 |____________________________________________________| RCFD 3553 |              | /////////////////////// | 4.b.
       ___________
   c. | TEXT 3554 |____________________________________________________| RCFD 3554 |              | /////////////////////// | 4.c.
      _____________
                                                                                                  ___________________________
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20) ........................... | RCFD 2930       364,219 | 5.
                                                                                                  ___________________________
____________
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) For savings banks, include "dividends" accrued and unpaid on deposits.

                                       21

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   12/31/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-12
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RC-H--Selected Balance Sheet Items for Domestic Offices
                                                                                                                  ________
                                                                                                                 |  C440  | (-
                                                                                                     ____________ ________
                                                                                                     |  Domestic Offices  |
                                                                                                      ____________________
                                                                         Dollar Amounts in Thousands | RCON  Bil Mil Thou |
_____________________________________________________________________________________________________ ____________________
1. Customers' liability to this bank on acceptances outstanding .................................... | 2155        11,894 |  1.
2. Bank's liability on acceptances executed and outstanding ........................................ | 2920        11,894 |  2.
3. Federal funds sold and securities purchased under agreements to resell .......................... | 1350     2,707,528 |  3.
4. Federal funds purchased and securities sold under agreements to repurchase ...................... | 2800       657,317 |  4.
5. Other borrowed money ............................................................................ | 3190        65,962 |  5.
   EITHER                                                                                            | ////////////////// |
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs ..................... | 2163           N/A |  6.
   OR                                                                                                | ////////////////// |
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs ....................... | 2941        81,029 |  7.
8. Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and IBFs) . | 2192    19,644,170 |  8.
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries, and IBFs)| 3129    17,908,669 |  9.
                                                                                                     ______________________

Items 10-17 include held-to-maturity and available-for-sale securities in domestic offices.          ______________________
                                                                                                     | RCON  Bil Mil Thou |
                                                                                                      ____________________
10. U.S. Treasury securities ....................................................................... | 1779       524,457 | 10.
11. U.S. Government agency and corporation obligations (exclude mortgage-backed                      | ////////////////// |
    securities) .................................................................................... | 1785             0 | 11.
12. Securities issued by states and political subdivisions in the U.S. ............................. | 1786           469 | 12.
13. Mortgage-backed securities:                                                                      | ////////////////// |
    a. Pass-through securities:                                                                      | ////////////////// |
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ............................................ | 1787     1,495,425 | 13.a.(1)
       (2) Privately-issued ........................................................................ | 1869             0 | 13.a.(2)
    b. CMOs and REMICs:                                                                              | ////////////////// |
       (1) Issued by FNMA and FHLMC ................................................................ | 1877       474,626 | 13.b.(1)
       (2) Privately-issued ........................................................................ | 2253         9,923 | 13.b.(2)
14. Other domestic debt securities ................................................................. | 3159       351,220 | 14.
15. Foreign debt securities ........................................................................ | 3160             0 | 15.
16. Equity securities:                                                                               | ////////////////// |
    a. Investments in mutual funds ................................................................. | 3161             0 | 16.a.
    b. Other equity securities with readily determinable fair values ............................... | 3162             0 | 16.b.
    c. All other equity securities ................................................................. | 3169        48,821 | 16.c.
17. Total held-to-maturity and available-for-sale securities (sum of items 10 through 16) .......... | 3170     2,904,941 | 17.
                                                                                                     ______________________

Memorandum (to be completed only by banks with IBFs and other "foreign" offices)
                                                                                                     ______________________
                                                                         Dollar Amounts in Thousands | RCON  Bil Mil Thou |
_____________________________________________________________________________________________________ ____________________
   EITHER                                                                                            | ////////////////// |
1. Net due from the IBF of the domestic offices of the reporting bank .............................. | 3051           N/A | M.1.
   OR                                                                                                | ////////////////// |
2. Net due to the IBF of the domestic offices of the reporting bank ................................ | 3059           N/A | M.2.
                                                                                                     ______________________

                                       22

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   12/31/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-13
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RC-I--Selected Assets and Liabilities of IBFs

To be completed only by banks with IBFs and other "foreign" offices.
                                                                                                                __________
                                                                                                                 |  C445  | (-
                                                                                                     ____________ ________
                                                                         Dollar Amounts in Thousands | RCFN  Bil Mil Thou |
_____________________________________________________________________________________________________ ____________________
 1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12) .................. | 2133           N/A | 1.
 2. Total IBF loans and lease financing receivables (component of Schedule RC-C, part I, item 12,    | ////////////////// |
    column A) ...................................................................................... | 2076           N/A | 2.
 3. IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4, column A) ..... | 2077           N/A | 3.
 4. Total IBF liabilities (component of Schedule RC, item 21) ...................................... | 2898           N/A | 4.
 5. IBF deposit liabilities due to banks, including other IBFs (component of Schedule RC-E,          | ////////////////// |
    part II, items 2 and 3) ........................................................................ | 2379           N/A | 5.
 6. Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1, 4, 5, and 6) ...... | 2381           N/A | 6.

Schedule RC-K--Quarterly Averages (1)

                                                                                                                __________
                                                                                                                |  C455  |  (-
                                                                                               _________________ ________
                                                                   Dollar Amounts in Thousands | /////////  Bil Mil Thou |
_______________________________________________________________________________________________ _________________________
ASSETS                                                                                         | /////////////////////// |
 1. Interest-bearing balances due from depository institutions ............................... | RCFD 3381         5,008 |  1.
 2. U.S. Treasury securities and U.S. Government agency and corporation obligations(2) ....... | RCFD 3382     2,453,752 |  2.
 3. Securities issued by states and political subdivisions in the U.S.(2) .................... | RCFD 3383           542 |  3.
 4. a. Other debt securities(2) .............................................................. | RCFD 3647       373,708 |  4.a.
    b. Equity securities(3) (includes investments in mutual funds and Federal Reserve stock) . | RCFD 3648        48,821 |  4.b.
 5. Federal funds sold and securities purchased under agreements to resell in domestic offices | /////////////////////// |
    of the bank and of its Edge and Agreement subsidiaries, and in IBFs ...................... | RCFD 3365     2,812,514 |  5.
 6. Loans:                                                                                     | /////////////////////// |
    a. Loans in domestic offices:                                                              | /////////////////////// |
       (1) Total loans ....................................................................... | RCON 3360     9,685,709 |  6.a.(1)
       (2) Loans secured by real estate ...................................................... | RCON 3385     2,114,134 |  6.a.(2)
       (3) Loans to finance agricultural production and other loans to farmers ............... | RCON 3386        97,012 |  6.a.(3)
       (4) Commercial and industrial loans ................................................... | RCON 3387     4,410,310 |  6.a.(4)
       (5) Loans to individuals for household, family, and other personal expenditures ....... | RCON 3388     1,505,415 |  6.a.(5)
       (6) Obligations (other than securities and leases) of states and political subdivisions | /////////////////////// |
           in the U.S. ....................................................................... | RCON 3389        50,811 |  6.a.(6)
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs ............. | RCFN 3360       159,566 |  6.b.
 7. Assets held in trading accounts .......................................................... | RCFD 3401        39,960 |  7.
 8. Lease financing receivables (net of unearned income) ..................................... | RCFD 3484       193,492 |  8.
 9. Total assets ............................................................................. | RCFD 3368    19,134,161 |  9.
LIABILITIES                                                                                    | /////////////////////// |
10. Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts,     | /////////////////////// |
    and telephone and preauthorized transfer accounts) (exclude demand deposits) ............. | RCON 3485     1,983,441 | 10.
11. Nontransaction accounts in domestic offices:                                               | /////////////////////// |
    a. Money market deposit accounts (MMDAs) ................................................. | RCON 3486     1,461,314 | 11.a.
    b. Other savings deposits ................................................................ | RCON 3487     2,978,649 | 11.b.
    c. Time certificates of deposit of $100,000 or more ...................................... | RCON 3345       849,846 | 11.c.
    d. All other time deposits ............................................................... | RCON 3469     2,758,401 | 11.d.
12. Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs .. | RCFN 3404       300,669 | 12.
13. Federal funds purchased and securities sold under agreements to repurchase in domestic     | /////////////////////// |
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs .............. | RCFD 3353       592,845 | 13.
14. Other borrowed money ..................................................................... | RCFD 3355        51,371 | 14.
                                                                                               ___________________________

______________
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   12/31/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-14
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RC-L--Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L.  Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                               __________
                                                                                                                |  C460  |  (-
                                                                                                    ____________ ________
                                                                        Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
____________________________________________________________________________________________________ ____________________
 1. Unused commitments:                                                                             | ////////////////// |
    a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home           | ////////////////// |
       equity lines ............................................................................... | 3814             0 |  1.a.
    b. Credit card lines .......................................................................... | 3815             0 |  1.b.
    c. Commercial real estate, construction, and land development:                                  | ////////////////// |
       (1) Commitments to fund loans secured by real estate ....................................... | 3816       292,138 |  1.c.(1)
       (2) Commitments to fund loans not secured by real estate ................................... | 6550        79,301 |  1.c.(2)
    d. Securities underwriting .................................................................... | 3817             0 |  1.d.
    e. Other unused commitments ................................................................... | 3818     6,743,428 |  1.e.
 2. Financial standby letters of credit and foreign office guarantees ............................. | 3819     1,013,278 |  2.
                                                                         ___________________________
    a. Amount of financial standby letters of credit conveyed to others  | RCFD 3820 |       92,233 | ////////////////// |  2.a.
                                                                         ___________________________
 3. Performance standby letters of credit and foreign office guarantees ........................... | 3821        81,187 |  3.
    a. Amount of performance standby letters of credit conveyed to                                  | ////////////////// |
                                                                         ___________________________
       others .......................................................... | RCFD 3822 |        3,020 | ////////////////// |  3.a.
                                                                         ___________________________
 4. Commercial and similar letters of credit ...................................................... | 3411       215,676 |  4.
 5. Participations in acceptances (as described in the instructions) conveyed to others by          | ////////////////// |
    the reporting bank ............................................................................ | 3428             0 |  5.
 6. Participations in acceptances (as described in the instructions) acquired by the reporting      | ////////////////// |
    (nonaccepting) bank ........................................................................... | 3429             0 |  6.
 7. Securities borrowed ........................................................................... | 3432        84,891 |  7.
 8. Securities lent (including customers' securities lent where the customer is indemnified         | ////////////////// |
    against loss by the reporting bank) ........................................................... | 3433         6,050 |  8.
 9. Mortgages transferred (i.e., sold or swapped) with recourse that have been treated as sold      | ////////////////// |
    for Call Report purposes:                                                                       | ////////////////// |
    a. FNMA and FHLMC residential mortgage loan pools:                                              | ////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date ........... | 3650             0 |  9.a.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date ................... | 3651             0 |  9.a.(2)
    b. Private (nongovernment-issued or -guaranteed) residential mortgage loan pools:               | ////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date ........... | 3652             0 |  9.b.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date ................... | 3653             0 |  9.b.(2)
    c. Farmer Mac agricultural mortgage loan pools:                                                 | ////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date ........... | 3654             0 |  9.c.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date ................... | 3655             0 |  9.c.(2)
10. When-issued securities:                                                                         | ////////////////// |
    a. Gross commitments to purchase .............................................................. | 3434        29,543 | 10.a.
    b. Gross commitments to sell .................................................................. | 3435        26,378 | 10.b.
11. Interest rate contracts (exclude when-issued securities):                                       | ////////////////// |
    a. Notional value of interest rate swaps ...................................................... | 3450     4,966,719 | 11.a.
    b. Futures and forward contracts .............................................................. | 3823        85,888 | 11.b.
    c. Option contracts (e.g., options on Treasuries):                                              | ////////////////// |
       (1) Written option contracts ............................................................... | 3824       367,008 | 11.c.(1)
       (2) Purchased option contracts ............................................................. | 3825     1,367,008 | 11.c.(2)
12. Foreign exchange rate contracts:                                                                | ////////////////// |
    a. Notional value of exchange swaps (e.g., cross-currency swaps) .............................. | 3826             0 | 12.a.
    b. Commitments to purchase foreign currencies and U.S. dollar exchange (spot, forward,          | ////////////////// |
       and futures) ............................................................................... | 3415       442,023 | 12.b.
    c. Option contracts (e.g., options on foreign currency):                                        | ////////////////// |
       (1) Written option contracts ............................................................... | 3827        22,516 | 12.c.(1)
       (2) Purchased option contracts ............................................................. | 3828        22,516 | 12.c.(2)
                                                                                                    ______________________

                                       24

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   12/31/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-15
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________


Schedule RC-L--Continued
                                                                                                                __________
                                                                                                                |  C461  |  (-
                                                                                                    ____________ ________
                                                                        Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
____________________________________________________________________________________________________ ____________________
13. Contracts on other commodities and equities:                                                    | ////////////////// |
    a. Notional value of other swaps (e.g., oil swaps) ............................................ | 3829        26,508 | 13.a.
    b. Futures and forward contracts (e.g., stock index and commodity--precious metals,             | ////////////////// |
       wheat, cotton, livestock--contracts) ....................................................... | 3830             0 | 13.b.
    c. Option contracts (e.g., options on commodities, individual stocks and stock indexes):        | ////////////////// |
       (1) Written option contracts ............................................................... | 3831             0 | 13.c.(1)
       (2) Purchased option contracts ............................................................. | 3832             0 | 13.c.(2)
14. All other off-balance sheet liabilities (itemize and describe each component of this item       | ////////////////// |
    over 25% of Schedule RC, item 28, "Total equity capital") ..................................... | 3430             0 | 14.
                                                                                                    | ////////////////// |
       _____________                                                      __________________________
    a. | TEXT 3555 |______________________________________________________| RCFD 3555 |             | ////////////////// | 14.a.
        ___________
    b. | TEXT 3556 |______________________________________________________| RCFD 3556 |             | ////////////////// | 14.b.
        ___________
    c. | TEXT 3557 |______________________________________________________| RCFD 3557 |             | ////////////////// | 14.c.
       _____________
    d. | TEXT 3558 |______________________________________________________| RCFD 3558 |             | ////////////////// | 14.d.
       _____________                                                      __________________________
15. All other off-balance sheet assets (itemize and describe each component of this item            | ////////////////// |
    over 25% of Schedule RC, item 28, "Total equity capital") ..................................... | 5591             0 | 15.
                                                                                                    | ////////////////// |
       _____________                                                      __________________________
    a. | TEXT 5592 |______________________________________________________| RCFD 5592 |             | ////////////////// | 15.a.
        ___________
    b. | TEXT 5593 |______________________________________________________| RCFD 5593 |             | ////////////////// | 15.b.
        ___________
    c. | TEXT 5594 |______________________________________________________| RCFD 5594 |             | ////////////////// | 15.c.
       _____________
    d. | TEXT 5595 |______________________________________________________| RCFD 5595 |             | ////////////////// | 15.d.
       _____________                                                      ________________________________________________

Memoranda
                                                                                                    ______________________
                                                                        Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
____________________________________________________________________________________________________ ____________________
 1. Not applicable                                                                                  | ////////////////// |
 2. Not applicable                                                                                  | ////////////////// |
 3. Unused commitments with an original maturity exceeding one year that are reported in            | ////////////////// |
    Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of commitments     | ////////////////// |
    that are fee paid or otherwise legally binding) ............................................... | 3833     4,696,835 | M.3.
    a. Participations in commitments with an original maturity                                      | ////////////////// |
                                                                         ___________________________
       exceeding one year conveyed to others ........................... | RCFD 3834 |      122,859 | ////////////////// | M.3.a.
                                                                         ___________________________
 4. To be completed only by banks with $1 billion or more in total assets:                          | ////////////////// |
    Standby letters of credit and foreign office guarantees (both financial and performance) issued | ////////////////// |
    to non-U.S. addressees (domicile) included in Schedule RC-L, items 2 and 3, above ............. | 3377        37,735 | M.4.
 5. To be completed for the September report only:                                                  | ////////////////// |
    Installment loans to individuals for household, family, and other personal expenditures that    | ////////////////// |
    have been securitized and sold without recourse (with servicing retained), amounts              | ////////////////// |
    outstanding by type of loan:                                                                    | ////////////////// |
    a. Loans to purchase private passenger automobiles ............................................ | 2741           N/A | M.5.a.
    b. Credit cards and related plans ............................................................. | 2742           N/A | M.5.b.
    c. All other consumer installment credit (including mobile home loans) ........................ | 2743           N/A | M.5.c.
                                                                                                    ______________________

                                       25

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   12/31/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-16
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RC-M--Memoranda
                                                                                                                  __________
                                                                                                                  |  C465  | (-
                                                                                                      ____________ ________
                                                                          Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
______________________________________________________________________________________________________ ____________________
1. Extensions of credit by the reporting bank to its executive officers, directors, principal         | ////////////////// |
   shareholders, and their related interests as of the report date:                                   | ////////////////// |
   a. Aggregate amount of all extensions of credit to all executive officers, directors, principal    | ////////////////// |
      shareholders, and their related interests ..................................................... | 6164        14,805 | 1.a.
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all   | ////////////////// |
      extensions of credit by the reporting bank (including extensions of credit to                   | ////////////////// |
      related interests) equals or exceeds the lesser of $500,000 or 5 percent                 Number | ////////////////// |
                                                                          ____________________________
      of total capital as defined for this purpose in agency regulations. | RCFD 6165 |             3 | ////////////////// | 1.b.
                                                                          ____________________________
2. Federal funds sold and securities purchased under agreements to resell with U.S. branches          | ////////////////// |
   and agencies of foreign banks(1) (included in Schedule RC, items 3.a and 3.b) .................... | 3405             0 | 2.
3. Not applicable.                                                                                    | ////////////////// |
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others         | ////////////////// |
   (include both retained servicing and purchased servicing):                                         | ////////////////// |
   a. Mortgages serviced under a GNMA contract ...................................................... | 5500             0 | 4.a.
   b. Mortgages serviced under a FHLMC contract:                                                      | ////////////////// |
      (1) Serviced with recourse to servicer ........................................................ | 5501             0 | 4.b.(1)
      (2) Serviced without recourse to servicer ..................................................... | 5502             0 | 4.b.(2)
   c. Mortgages serviced under a FNMA contract:                                                       | ////////////////// |
      (1) Serviced under a regular option contract .................................................. | 5503             0 | 4.c.(1)
      (2) Serviced under a special option contract .................................................. | 5504             0 | 4.c.(2)
   d. Mortgages serviced under other servicing contracts ............................................ | 5505           195 | 4.d.
5. To be completed only by banks with $1 billion or more in total assets:                             | ////////////////// |
   Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must        | ////////////////// |
   equal Schedule RC, item 9):                                                                        | ////////////////// |
   a. U.S. addressees (domicile) .................................................................... | 2103         5,766 | 5.a.
   b. Non-U.S. addressees (domicile) ................................................................ | 2104         6,128 | 5.b.
6. Intangible assets:                                                                                 | ////////////////// |
   a. Mortgage servicing rights ..................................................................... | 3164         3,314 | 6.a.
   b. Other identifiable intangible assets:                                                           | ////////////////// |
      (1) Purchased credit card relationships ....................................................... | 5506             0 | 6.b.(1)
      (2) All other identifiable intangible assets .................................................. | 5507       147,007 | 6.b.(2)
   c. Goodwill ...................................................................................... | 3163       398,130 | 6.c.
   d. Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10) ........................ | 2143       548,451 | 6.d.
   e. Intangible assets that have been grandfathered for regulatory capital purposes ................ | 6442             0 | 6.e.
                                                                                                      ______________________

                                                                                                              YES       NO
                                                                                                      ______________________
7. Does your bank have any mandatory convertible debt that is part of your Tier 2 capital? .......... | 6167      |///|  X | 7.
                                                                                                       ____________________
   If yes, complete items 7.a through 7.e:                                                            | RCFD  Bil Mil Thou |
                                                                                                       ____________________
   a. Total equity contract notes, gross ............................................................ | 3290           N/A | 7.a.
   b. Common or perpetual preferred stock dedicated to redeem the above notes ....................... | 3291           N/A | 7.b.
   c. Total equity commitment notes, gross .......................................................... | 3293           N/A | 7.c.
   d. Common or perpetual preferred stock dedicated to redeem the above notes ....................... | 3294           N/A | 7.d.
   e. Total (item 7.a minus 7.b plus 7.c minus 7.d) ................................................. | 3295           N/A | 7.e.
                                                                                                      ______________________
_____________
(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   12/31/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-17
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RC-M--Continued
                                                                                             ___________________________
                                                                 Dollar Amounts in Thousands | /////////  Bil Mil Thou |
_____________________________________________________________________________________________ _________________________
 8. a. Other real estate owned:                                                              | /////////////////////// |
       (1) Direct and indirect investments in real estate ventures ......................... | RCFD 5372             0 |  8.a.(1)
       (2) All other real estate owned:                                                      | /////////////////////// |
           (a) Construction and land development in domestic offices ....................... | RCON 5508        37,919 |  8.a.(2)(a)
           (b) Farmland in domestic offices ................................................ | RCON 5509         1,250 |  8.a.(2)(b)
           (c) 1-4 family residential properties in domestic offices ....................... | RCON 5510           343 |  8.a.(2)(c)
           (d) Multifamily (5 or more) residential properties in domestic offices .......... | RCON 5511           334 |  8.a.(2)(d)
           (e) Nonfarm nonresidential properties in domestic offices ....................... | RCON 5512        23,092 |  8.a.(2)(e)
           (f) In foreign offices .......................................................... | RCFN 5513             0 |  8.a.(2)(f)
       (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7) ....... | RCFD 2150        62,938 |  8.a.(3)
    b. Investments in unconsolidated subsidiaries and associated companies:                  | /////////////////////// |
       (1) Direct and indirect investments in real estate ventures ......................... | RCFD 5374             0 |  8.b.(1)
       (2) All other investments in unconsolidated subsidiaries and associated companies ... | RCFD 5375             0 |  8.b.(2)
       (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8) ....... | RCFD 2130             0 |  8.b.(3)
    c. Total assets of unconsolidated subsidiaries and associated companies ................ | RCFD 5376             0 |  8.c.
 9. Noncumulative perpetual preferred stock and related surplus included in Schedule RC,     | /////////////////////// |
    item 23, "Perpetual preferred stock and related surplus" ............................... | RCFD 3778             0 |  9.
10. Mutual fund and annuity sales in domestic offices during the quarter (include            | /////////////////////// |
    proprietary, private label, and third party mutual funds):                               | /////////////////////// |
    a. Money market funds .................................................................. | RCON 6441     6,004,821 | 10.a.
    b. Equity securities funds ............................................................. | RCON 8427             0 | 10.b.
    c. Debt securities funds ............................................................... | RCON 8428             0 | 10.c.
    d. Other mutual funds .................................................................. | RCON 8429             0 | 10.d.
    e. Annuities ........................................................................... | RCON 8430             0 | 10.e.
                                                                                             ___________________________
_________________________________________________________________________________________________________________________________
|                                                                                                                               |
                                                                                                  ______________________
|Memorandum                                                           Dollar Amounts in Thousands | RCFD  Bil Mil Thou |        |
 _________________________________________________________________________________________________ ____________________
|1. Interbank holdings of capital instruments (to be completed for the December report only):     | ////////////////// |        |
|   a. Reciprocal holdings of banking organizations' capital instruments ........................ | 3836             0 | M.1.a. |
|   b. Nonreciprocal holdings of banking organizations' capital instruments ..................... | 3837             0 | M.1.b. |
                                                                                                  ______________________
|                                                                                                                               |
_________________________________________________________________________________________________________________________________

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   12/31/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-18
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RC-N--Past Due and Nonaccrual Loans, Leases,
               and Other Assets


The FFIEC regards the information reported in
all of Memorandum item 1, in items 1 through 10,
column A, and in Memorandum items 2 through 4,                                                              __________
column A, as confidential.                                                                                  |  C470  |    (-
                                                      __________________________________________________________________
                                                      |      (Column A)      |    (Column B)      |    (Column C)      |
                                                      |      Past due        |    Past due 90     |    Nonaccrual      |
                                                      |     30 through 89    |    days or more    |                    |
                                                      |     days and still   |     and still      |                    |
                                                      |       accruing       |     accruing       |                    |
                                                      __________________________________________________________________
                          Dollar Amounts in Thousands | RCFD  Bil Mil Thou   | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
_______________________________________________________________________________________________________________________
 1. Loans secured by real estate:                     | //////////////////// | ////////////////// | ////////////////// |
    a. To U.S. addressees (domicile) ................ | 1245                 | 1246        17,136 | 1247        88,525 |  1.a.
    b. To non-U.S. addressees (domicile) ............ | 1248                 | 1249             0 | 1250             0 |  1.b.
 2. Loans to depository institutions and              | //////////////////// | ////////////////// | ////////////////// |
    acceptances of other banks:                       | //////////////////// | ////////////////// | ////////////////// |
    a. To U.S. banks and other U.S. depository        | //////////////////// | ////////////////// | ////////////////// |
       institutions ................................. | 5377                 | 5378             0 | 5379             0 |  2.a.
    b. To foreign banks ............................. | 5380                 | 5381             0 | 5382             0 |  2.b.
 3. Loans to finance agricultural production and      | //////////////////// | ////////////////// | ////////////////// |
    other loans to farmers .......................... | 1594                 | 1597           180 | 1583         6,872 |  3.
 4. Commercial and industrial loans:                  | //////////////////// | ////////////////// | ////////////////// |
    a. To U.S. addressees (domicile) ................ | 1251                 | 1252        16,561 | 1253        44,366 |  4.a.
    b. To non-U.S. addressees (domicile) ............ | 1254                 | 1255            53 | 1256             0 |  4.b.
 5. Loans to individuals for household, family, and   | //////////////////// | ////////////////// | ////////////////// |
    other personal expenditures:                      | //////////////////// | ////////////////// | /////////////////  |
    a. Credit cards and related plans ............... | 5383                 | 5384           335 | 5385             0 |  5.a.
    b. Other (includes single payment, installment,   | //////////////////// | ////////////////// | ////////////////// |
       and all student loans) ....................... | 5386                 | 5387        19,533 | 5388           630 |  5.b.
 6. Loans to foreign governments and official         | //////////////////// | ////////////////// | ////////////////// |
    institutions .................................... | 5389                 | 5390             0 | 5391             0 |  6.
 7. All other loans ................................. | 5459                 | 5460         2,758 | 5461         3,511 |  7.
 8. Lease financing receivables:                      | //////////////////// | ////////////////// | ////////////////// |
    a. Of U.S. addressees (domicile) ................ | 1257                 | 1258             0 | 1259           142 |  8.a.
    b. Of non-U.S. addressees (domicile) ............ | 1271                 | 1272             0 | 1791             0 |  8.b.
 9. Debt securities and other assets (exclude other   | //////////////////// | ////////////////// | ////////////////// |
    real estate owned and other repossessed assets) . | 3505                 | 3506             0 | 3507             0 |  9.
                                                      __________________________________________________________________

____________________________________________________________________________________________________________________________________

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases.  Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                      _________________________________________________________________
                                                      | RCFD  Bil Mil Thou  | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
10. Loans and leases reported in items 1              |____________________ _____________________ ____________________|
    through 8 above which are wholly or partially     | /////////////////// | ////////////////// | ////////////////// |
    guaranteed by the U.S. Government ............... | 5612         37,655 | 5613        24,617 | 5614        78,760 | 10.
    a. Guaranteed portion of loans and leases         | /////////////////// | ////////////////// | ////////////////// |
       included in item 10 above .................... | 5615         35,056 | 5616        24,066 | 5617        72,998 | 10.a.
                                                      _________________________________________________________________

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   12/31/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-19
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RC-N--Continued

                                                                                                            _________
                                                                                                            |  C473  | (-
                                                      ______________________________________________________ _________
                                                      |    (Column A)      |    (Column B)      |    (Column C)      |
                                                      |     Past due       |    Past due 90     |    Nonaccrual      |
                                                      |   30 through 89    |    days or more    |                    |
                                                      |  days and still    |     and still      |                    |
Memoranda                                             |     accruing       |     accruing       |                    |
                                                      ____________________ _____________________ _____________________
                          Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
______________________________________________________ ____________________ ____________________ _____________________
 1. Restructured loans and leases included in         | ////////////////// | ////////////////// | ////////////////// |
    Schedule RC-N, items 1 through 8, above ......... | 1658               | 1659               | 1661               | M.1.
 2. Loans to finance commercial real estate,          | ////////////////// | ////////////////// | ////////////////// |
    construction, and land development activities     | ////////////////// | ////////////////// | ////////////////// |
    (not secured by real estate) included in          | ////////////////// | ////////////////// | ////////////////// |
    Schedule RC-N, items 4 and 7, above ............. | 6558               | 6559         1,229 | 6560         2,682 | M.2.
                                                       ____________________ ____________________ ____________________
 3. Loans secured by real estate in domestic offices  | RCON  Bil Mil Thou | RCON  Bil Mil Thou | RCON  Bil Mil Thou |
                                                       ____________________ ____________________ ____________________
    (included in Schedule RC-N, item 1, above):       | ////////////////// | ////////////////// | ////////////////// |
    a. Construction and land development ............ | 2759               | 2769         2,887 | 3492        20,843 | M.3.a.
    b. Secured by farmland .......................... | 3493               | 3494             0 | 3495            18 | M.3.b.
    c. Secured by 1-4 family residential properties:  | ////////////////// | ////////////////// | ////////////////// |
       (1) Revolving, open-end loans secured by       | ////////////////// | ////////////////// | ////////////////// |
           1-4 family residential properties and      | ////////////////// | ////////////////// | ////////////////// |
           extended under lines of credit ........... | 5398               | 5399             0 | 5400             0 | M.3.c.(1)
       (2) All other loans secured by 1-4 family      | ////////////////// | ////////////////// | ////////////////// |
           residential properties ................... | 5401               | 5402         3,516 | 5403         7,336 | M.3.c.(2)
    d. Secured by multifamily (5 or more)             | ////////////////// | ////////////////// | ////////////////// |
       residential properties ....................... | 3499               | 3500         5,180 | 3501         5,642 | M.3.d.
    e. Secured by nonfarm nonresidential properties . | 3502               | 3503         5,553 | 3504        54,686 | M.3.e.
                                                      ________________________________________________________________

                                                      ___________________________________________
                                                      |    (Column A)      |    (Column B)      |
                                                      |    Past due 30     |    Past due 90     |
                                                      |  through 89 days   |    days or more    |
                                                       ____________________ ____________________
                                                      | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
                                                       ____________________ ____________________
 4. Interest rate, foreign exchange rate, and other   | ////////////////// | ////////////////// |
    commodity and equity contracts:                   | ////////////////// | ////////////////// |
    a. Book value of amounts carried as assets ...... | 3522               | 3528             0 | M.4.a.
    b. Replacement cost of contracts with a           | ////////////////// | ////////////////// |
       positive replacement cost .................... | 3529               | 3530             0 | M.4.b.
                                                      ___________________________________________

                                       29

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   12/31/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-20
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RC-O--Other Data for Deposit Insurance Assessments

An amended Certified Statement should be submitted to the FDIC if the amounts reported in items 1
through 10 of this schedule are amended after the semiannual Certified Statement originally covering           __________
this report date has been filed with the FDIC.                                                                 |  C475  | (-
                                                                                                   ____________ ________
                                                                      Dollar Amounts in Thousands  | RCON  Bil Mil Thou |
___________________________________________________________________________________________________ ____________________
 1. Unposted debits (see instructions):                                                            | ////////////////// |
    a. Actual amount of all unposted debits ...................................................... | 0030             0 |  1.a.
       OR                                                                                          | ////////////////// |
    b. Separate amount of unposted debits:                                                         | ////////////////// |
       (1) Actual amount of unposted debits to demand deposits ................................... | 0031           N/A |  1.b.(1)
       (2) Actual amount of unposted debits to time and savings deposits(1) ...................... | 0032           N/A |  1.b.(2)
 2. Unposted credits (see instructions):                                                           | ////////////////// |
    a. Actual amount of all unposted credits ..................................................... | 3510             0 |  2.a.
       OR                                                                                          | ////////////////// |
    b. Separate amount of unposted credits:                                                        | ////////////////// |
       (1) Actual amount of unposted credits to demand deposits .................................. | 3512           N/A |  2.b.(1)
       (2) Actual amount of unposted credits to time and savings deposits(1) ..................... | 3514           N/A |  2.b.(2)
 3. Uninvested trust funds (cash) held in bank's own trust department (not included in total       | ////////////////// |
    deposits in domestic offices) ................................................................ | 3520             0 |  3.
 4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in           | ////////////////// |
    Puerto Rico and U.S. territories and possessions (not included in total deposits):             | ////////////////// |
    a. Demand deposits of consolidated subsidiaries .............................................. | 2211         2,536 |  4.a.
    b. Time and savings deposits(1) of consolidated subsidiaries ................................. | 2351            16 |  4.b.
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries ...................... | 5514             0 |  4.c.
 5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:              | ////////////////// |
    a. Demand deposits in insured branches (included in Schedule RC-E, Part II) .................. | 2229             0 |  5.a.
    b. Time and savings deposits(1) in insured branches (included in Schedule RC-E, Part II) ..... | 2383             0 |  5.b.
    c. Interest accrued and unpaid on deposits in insured branches                                 | ////////////////// |
       (included in Schedule RC-G, item 1.b) ..................................................... | 5515             0 |  5.c.
                                                                                                   ______________________
                                                                                                   ______________________
 Item 6 is not applicable to state nonmember banks that have not been authorized by the            | ////////////////// |
 Federal Reserve to act as pass-through correspondents.                                            | ////////////////// |
 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on       | ////////////////// |
    behalf of its respondent depository institutions that are also reflected as deposit liabilities| ////////////////// |
    of the reporting bank:                                                                         | ////////////////// |
    a. Amount reflected in demand deposits (included in Schedule RC-E, Part I,                     | ////////////////// |
       Memorandum item 4.a) ...................................................................... | 2314            50 |  6.a.
    b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E, Part I,        | ////////////////// |
       Memorandum item 4.b) ...................................................................... | 2315             0 |  6.b.
 7. Unamortized premiums and discounts on time and savings deposits:(1)                            | ////////////////// |
    a. Unamortized premiums ...................................................................... | 5516         9,435 |  7.a.
    b. Unamortized discounts ..................................................................... | 5517             0 |  7.b.
                                                                                                   ______________________

_______________________________________________________________________________________________________________________________
|                                                                                                                             |
|8.  To be completed by banks with "Oakar deposits."                                                                          |
                                                                                                   ______________________
|    Total "Adjusted Attributable Deposits" of all institutions acquired under Section 5(d)(3) of  | ////////////////// |     |
|    the Federal Deposit Insurance Act (from most recent FDIC Oakar Transaction Worksheet(s)) .... | 5518           N/A |  8. |
                                                                                                   ______________________
|                                                                                                                             |
_______________________________________________________________________________________________________________________________
                                                                                                   ______________________
 9. Deposits in lifeline accounts ................................................................ | 5596 ///////////// |  9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total            | ////////////////// |
    deposits in domestic offices) ................................................................ | 8432             0 | 10.
                                                                                                   ______________________
______________
(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.


Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   12/31/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-21
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RC-O--Continued

Memoranda (to be completed each quarter except as noted)

                                                                                                  ______________________
                                                                     Dollar Amounts in Thousands  | RCON  Bil Mil Thou |
__________________________________________________________________________________________________ ____________________
1. Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1) and 1.b.(1)    | ////////////////// |
   must equal Schedule RC, item 13.a):                                                            | ////////////////// |
   a. Deposit accounts of $100,000 or less:                                                       | ////////////////// |
      (1) Amount of deposit accounts of $100,000 or less ........................................ | 2702     9,022,983 | M.1.a.(1)
      (2) Number of deposit accounts of $100,000 or less (to be                            Number | ////////////////// |
                                                                       ___________________________
          completed for the June report only) ........................ | RCON 3779 |          N/A | ////////////////// | M.1.a.(2)
                                                                       ___________________________
   b. Deposit accounts of more than $100,000:                                                     | ////////////////// |
      (1) Amount of deposit accounts of more than $100,000 ...........                     Number | 2710     6,773,554 | M.1.b.(1)
                                                                       ___________________________
      (2) Number of deposit accounts of more than $100,000 ........... | RCON 2722 |       16,780 | ////////////////// | M.1.b.(2)
                                                                       _________________________________________________
2. Estimated amount of uninsured deposits in domestic offices of the bank:
   a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2) above by
      $100,000 and subtracting the result from the amount of deposit accounts of more than
      $100,000 reported in Memorandum item 1.b.(1) above.

      Indicate in the appropriate box at the right whether your bank has a method or procedure for       YES        NO
                                                                                                  ______________________
      determining a better estimate of uninsured deposits than the estimate described above ..... | 6861|     |///| X  | M.2.a.
                                                                                                   ____________________
                                                                                                                     X
   b. If the box marked YES has been checked, report the estimate of uninsured deposits           | RCON  Bil Mil Thou |
                                                                                                   ____________________
      determined by using your bank's method or procedure ....................................... | 5597           N/A | M.2.b.
                                                                                                  ______________________
_____________________________________________________________________________________________________________________________
                                                                                                                   |  C477  | (-
Person to whom questions about the Reports of Condition and Income should be directed:                             __________
Karen Gatenby, Vice President                                                          (713) 216-5263
___________________________________________________________________________________    ______________________________________
Name and Title (TEXT 8901)                                                             Area code and phone number (TEXT 8902)


Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   12/31/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-22
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RC-R--Risk-Based Capital

This schedule must be completed by all banks as follows:  Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1993, must complete items 2 through 9 and Memorandum item 1.  Banks with assets of less than
$1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

                                                                                                             ____________
                                                                                                             |   C480   | (-
1. Test for determining the extent to which Schedule RC-R must be completed.  To be completed           _____ __________
   only by banks with total assets of less than $1 billion.  Indicate in the appropriate                | YES        NO |
   box at the right whether the bank has total capital greater than or equal to eight percent __________ _______________
   of adjusted total assets ............................................................... | RCFD 6056 |     |////|    | 1.
                                                                                            _____________________________
     For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
     If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below.  If the box marked
   NO has been checked, the bank must complete the remainder of this schedule.
     A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

                                                                              ___________________________________________
                                                                              |     (Column A)     |     (Column B)     |
                                                                              |Subordinated Debt(1)|       Other        |
                                                                              |  and Intermediate  |      Limited-      |
Items 2 and 3 are to be completed by all banks.                               |   Term Preferred   |    Life Capital    |
                                                                              |       Stock        |    Instruments     |
                                                                               ____________________ ____________________
                                                  Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
______________________________________________________________________________ ____________________ ____________________
2. Subordinated debt(1) and other limited-life capital instruments (original  | ////////////////// | ////////////////// |
   weighted average maturity of at least five years) with a remaining         | ////////////////// | ////////////////// |
   maturity of:                                                               | ////////////////// | ////////////////// |
   a. One year or less ...................................................... | 3780             0 | 3786             0 | 2.a.
   b. Over one year through two years ....................................... | 3781             0 | 3787             0 | 2.b.
   c. Over two years through three years .................................... | 3782             0 | 3788             0 | 2.c.
   d. Over three years through four years ................................... | 3783             0 | 3789             0 | 2.d.
   e. Over four years through five years .................................... | 3784        14,000 | 3790             0 | 2.e.
   f. Over five years ....................................................... | 3785       331,000 | 3791             0 | 2.f.
                                                                              ___________________________________________
                                                                                                   ______________________
3. Total qualifying capital (i.e., Tier 1 and Tier 2 capital) allowable under the risk-based       | RCFD  Bil Mil Thou |
                                                                                                    ____________________
   capital guidelines ............................................................................ | 3792     1,645,267 | 3.
                                                                                                   ______________________
                                                                              ___________________________________________
                                                                              |     (Column A)     |     (Column B)     |
Items 4-9 and Memorandum item 1 are to be completed                           |       Assets       |   Credit Equiv-    |
by banks that answered NO to item 1 above and                                 |      Recorded      |    alent Amount    |
by banks with total assets of $1 billion or more.                             |       on the       |   of Off-Balance   |
                                                                              |   Balance Sheet    |   Sheet Items(2)   |
                                                                               ____________________ ____________________
4. Assets and credit equivalent amounts of off-balance sheet items assigned   | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
                                                                               ____________________ ____________________
   to the Zero percent risk category:                                         | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet:                                   | ////////////////// | ////////////////// |
      (1) Securities issued by, other claims on, and claims unconditionally   | ////////////////// | ////////////////// |
          guaranteed by, the U.S. Government and its agencies and other       | ////////////////// | ////////////////// |
          OECD central governments .......................................... | 3794     1,461,617 | ////////////////// | 4.a.(1)
      (2) All other ......................................................... | 3795       826,169 | ////////////////// | 4.a.(2)
   b. Credit equivalent amount of off-balance sheet items ................... | ////////////////// | 3796        31,288 | 4.b.
                                                                              ___________________________________________
______________
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.e, "Total."
(2) Do not report in column B the risk-weighted amount of assets reported in column A.


Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   12/31/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-23
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RC-R--Continued
                                                                              ___________________________________________
                                                                              |     (Column A)     |     (Column B)     |
                                                                              |       Assets       |   Credit Equiv-    |
                                                                              |      Recorded      |    alent Amount    |
                                                                              |       on the       |   of Off-Balance   |
                                                                              |   Balance Sheet    |   Sheet Items(1)   |
                                                                               ____________________ ____________________
                                                  Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
______________________________________________________________________________ ____________________ ____________________
5. Assets and credit equivalent amounts of off-balance sheet items            | ////////////////// | ////////////////// |
   assigned to the 20 percent risk category:                                  | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet:                                   | ////////////////// | ////////////////// |
      (1) Claims conditionally guaranteed by the U.S. Government and its      | ////////////////// | ////////////////// |
          agencies and other OECD central governments ........................| 3798       704,979 | ////////////////// | 5.a.(1)
      (2) Claims collateralized by securities issued by the U.S. Govern-      | ////////////////// | ////////////////// |
          ment and its agencies and other OECD central governments; by        | ////////////////// | ////////////////// |
          securities issued by U.S. Government-sponsored agencies; and        | ////////////////// | ////////////////// |
          by cash on deposit .................................................| 3799        22,144 | ////////////////// | 5.a.(2)
      (3) All other ..........................................................| 3800     5,871,299 | ////////////////// | 5.a.(3)
   b. Credit equivalent amount of off-balance sheet items ................... | ////////////////// | 3801       342,215 | 5.b.
6. Assets and credit equivalent amounts of off-balance sheet items            | ////////////////// | ////////////////// |
   assigned to the 50 percent risk category:                                  | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet .................................. | 3802       533,034 | ////////////////// | 6.a.
   b. Credit equivalent amount of off-balance sheet items ................... | ////////////////// | 3803        19,156 | 6.b.
7. Assets and credit equivalent amounts of off-balance sheet items            | ////////////////// | ////////////////// |
   assigned to the 100 percent risk category:                                 | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet .................................. | 3804    10,606,703 | ////////////////// | 7.a.
   b. Credit equivalent amount of off-balance sheet items ................... | ////////////////// | 3805     3,193,720 | 7.b.
8. On-balance sheet asset values excluded from the calculation of the         | ////////////////// | ////////////////// |
   risk-based capital ratio(2) .............................................. | 3806        85,427 | ////////////////// | 8.
9. Total assets recorded on the balance sheet (sum of                         | ////////////////// | ////////////////// |
   items 4.a, 5.a, 6.a, 7.a, and 8, column A)(must equal Schedule RC,         | ////////////////// | ////////////////// |
   item 12 plus items 4.b and 4.c) .......................................... | 3807    20,111,372 | ////////////////// | 9.
                                                                              ___________________________________________
                                                                              ___________________________________________
                                                                              |     (Column A)     |     (Column B)     |
                                                                              |      Notional      |    Replacement     |
                                                                              |      Principal     |        Cost        |
Memorandum                                                                    |        Value       |   (Market Value)   |
                                                                               ____________________ ____________________
                                                  Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
______________________________________________________________________________ ____________________ ____________________
1. Notional principal value and replacement cost of interest rate and         | ////////////////// | ////////////////// |
   foreign exchange rate contracts (in column B, report only those            | ////////////////// | ////////////////// |
   contracts with a positive replacement cost):                               | ////////////////// | ////////////////// |
   a. Interest rate contracts (exclude futures contracts) ................... | ////////////////// | 3808        93,018 | M.1.a.
      (1) With a remaining maturity of one year or less ..................... | 3809     1,017,985 | ////////////////// | M.1.a.(1)
      (2) With a remaining maturity of over one year ........................ | 3810     5,431,173 | ////////////////// | M.1.a.(2)
   b. Foreign exchange rate contracts (exclude contracts with an original     | ////////////////// | ////////////////// |
      maturity of 14 days or less and futures contracts) .................... | ////////////////// | 3811        10,419 | M.1.b.
      (1) With a remaining maturity of one year or less ..................... | 3812       271,567 | ////////////////// | M.1.b.(1)
      (2) With a remaining maturity of over one year ........................ | 3813        27,894 | ////////////////// | M.1.b.(2)
                                                                              ___________________________________________
______________
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Until a final rule on the regulatory capital treatment of net unrealized holding gains (losses) on available-for-sale securities that is applicable to the reporting bank has taken effect, a bank that has adopted FASB Statement No. 115 should include the difference between the fair value and the amortized cost of its available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above.  Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital.  Exclude from item 8 margin accounts and accrued receivables as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   12/31/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-24
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

              Optional Narrative Statement Concerning the Amounts
                Reported in the Reports of Condition and Income
                   at close of business on December 31, 1994

Texas Commerce Bank National Association                           Houston                             Texas
_______________________________________________________________    __________________________________, ___________________________
Legal Title of Bank                                                City                                State

The management of the reporting bank may, if it wishes, sub-       the truncated statement will appear as the bank's statement
mit a brief narrative statement on the amounts reported in         both on agency computerized records and in computer-file
the Reports of Condition and Income. This optional statement       releases to the public.
will be made available to the public, along with the publicly
available data in the Reports of Condition and Income, in re-      All information furnished by the bank in the narrative state-
sponse to any request for individual bank report data. How-        ment must be accurate and not misleading.  Appropriate ef-
ever, the information reported in column A and in all of           forts shall be taken by the submitting bank to  ensure the
Memorandum item 1 of Schedule RC-N is regarded as confidential     statement's accuracy. The statement must be signed, in the
and will not be released to the public. BANKS CHOOSING TO          space provided below, by a senior officer of the bank who
SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE              thereby attests to its accuracy.
STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER
IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES           If, subsequent to the original submission, material changes
TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN               are submitted for the data reported in the Reports of Condi-
SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE              tion and Income, the existing narrative statement will be
NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD                      deleted from the files, and from  disclosure; the bank, at its
COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing          option, may replace it with a statement, under
not to make a statement may check the "No comment" box below       signature, appropriate to the amended data.
and should make no entries of any kind in the space provided
for the narrative statement; i.e., DO NOT enter in this space      The optional narrative statement will appear in agency
such phrases as "No statement," "Not applicable," "N/A,"           records and in release to the public exactly as submitted (or
"No comment," and "None."                                          amended as described in the preceding paragraph) by the
                                                                   management of the bank (except for the truncation of state-
                                                                   ments exceeding the 750-character limit described above).
                                                                   THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY
The optional statement must be entered on this sheet. The          WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR
statement should not exceed 100 words. Further, regardless         RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT
of the number of words, the statement must not exceed 750          SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS
characters, including punctuation, indentation, and standard       VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION
spacing between words and sentences. If any submission             CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL
should exceed 750 characters, as defined, it will be truncated     APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT
at 750 characters with no notice to the submitting bank and        SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.
_________________________________________________________________________________________________________________________________
No comment | | (RCON 6979)                                                                                    |  C471  |  C472  |(-
           ___                                                                                                ___________________

BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)




                                                    Signature of Kenneth L. Tilton appears here            January 27, 1995
                                                    _____________________________________________   ________________________________
                                                    Signature of Executive Officer of Bank          Date of Signature

                                       34

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   12/31/94  ST-BK: 48-3926
Address:              P.O. Box 2558
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

                     THIS PAGE IS TO BE COMPLETED BY ALL BANKS
- ----------------------------------------------------------------------------------------------------------------------------------
                    NAME AND ADDRESS OF BANK                   |                 OMB No. For  OCC:  1557-0081
                                                               |                 OMB No. For FDIC:  3064-0052
                                                               |            OMB No. For Federal Reserve: 7100-0036
                                                               |                  Expiration Date:   7/31/95
                                                               |
                        PLACE LABEL HERE                       |                        SPECIAL REPORT
                                                               |                (Dollar Amounts in Thousands)
                                                               |
                                                                __________________________________________________________________
                                                               | CLOSE OF BUSINESS  | FDIC Certificate Number  |             |
                                                               | DATE               |                          |    C-700    | (-
                                                               |        12/31/94    |    |0|3|2|6|3|           |             |
__________________________________________________________________________________________________________________________________
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
- ----------------------------------------------------------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition.
With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem
(a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and
215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of "executive officer"
and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
- ----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 _____________________________
a. Number of loans made to executive officers since the previous Call Report date .............. | RCFD 3561 |             1    a.
                                                                                                  ____________________________
b. Total dollar amount of above loans (in thousands of dollars) ................................ | RCFD 3562 |           925    b.
                                                                                                 _____________________________
c. Range of interest charged on above loans                            _______________________________________________________
   (example: 9 3/4% = 9.75) .......................................... | RCFD 7701 |   7.88  | %  to | RCFD 7702 |   7.88  | %  c.
                                                                       _______________________________________________________
__________________________________________________________________________________________________________________________________









__________________________________________________________________________________________________________________________________
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                                      | DATE (Month, Day, Year)
                                                                                              |
                                                                                              |
                                                                                              |
Signature of Kenneth L. Tilton appears here                 EVP & Controller                  |     January 27, 1995
__________________________________________________________________________________________________________________________________
NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED (TEXT 8903)                        | AREA CODE/PHONE NUMBER (TEXT 8904)
                                                                                              |
Karen Gatenby, Vice President                                                                 |      (713) 216-5263
                                                                                              |
__________________________________________________________________________________________________________________________________
FDIC 8040/53 (9-94)

                                       35